                   NAVISTAR FINANCIAL SECURITIES CORPORATION

                                    Seller

                        NAVISTAR FINANCIAL CORPORATION

                                   Servicer

                                      and

                             THE BANK OF NEW YORK

                             Master Trust Trustee

               on behalf of the Series 1995-1 Certificateholders

                      __________________________________

                           SERIES 1995-1 SUPPLEMENT

                           Dated as of June 8, 1995

                                      to

                        POOLING AND SERVICING AGREEMENT

                           Dated as of June 8, 1995

                      __________________________________

                                Floating Rate
             Dealer Note Asset Backed Certificates, Series 1995-1

                           DEALER NOTE MASTER TRUST

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                               TABLE OF CONTENTS

                                   ARTICLE I
CREATION OF SERIES  1995-1 AND THE  SERIES  1995-1  CERTIFICATES;CONVEYANCE  OF
CLASS A-4 CERTIFICATE........................................................1
      SECTION 1.01   Designation.............................................1
      SECTION 1.02   Conveyance of Class A-4 Investor Certificate............1

                                  ARTICLE II
DEFINITIONS..................................................................2
      SECTION 2.01   Definitions.............................................2

                                  ARTICLE III
SERVICING FEE...............................................................15
      SECTION 3.01   Servicing Compensation.................................15

                                  ARTICLE IV
RIGHTS OF SERIES 1995-1  CERTIFICATEHOLDERSAND  ALLOCATION AND  APPLICATION OF
COLLECTIONS.................................................................16
      SECTION 4.01   Rights of the Series 1995-1 Certificateholders.........16
      SECTION 4.02   Establishment   of  Series  Principal   Account,   Spread
                     Account, Negative Carry Reserve Fund and Liquidity Reserve
                     Account................................................16
      SECTION 4.03   Application of Class A-4 Investor Certificate Collections
                     Prior to the 1990 Trust Termination Date...............20
      SECTION 4.04   Application  of  Available   Certificateholder   Interest
                     Collections After the 1990 Trust Termination Date......21
      SECTION 4.05   Application of Available Seller's Finance Charge
                     Collections, Spread Account, Liquidity Reserve Account
                     and Negative Carry
                     Reserve Fund to Deficiency Amount......................23
      SECTION 4.06   Investor Charge-Offs...................................24
      SECTION 4.07   Application of Seller's Finance Charge  Collections After
                     the 1990 Trust Termination Date........................24
      SECTION 4.08   Application  of Series  Allocable  Principal  Collections

      SECTION 4.11   Accumulation Period Length; Accumulation Period
                     Commencement Date......................................28
      SECTION 4.12   Partial Month Due Period...............................28
      SECTION 4.13   Closing Date Allocations...............................28

                                   ARTICLE V
DISTRIBUTIONS AND REPORTSTO SERIES 1995-1 CERTIFICATEHOLDERS................29
      SECTION 5.01   Distributions..........................................29
      SECTION 5.02   Monthly and Annual Certificateholders' Statement.......29

                                  ARTICLE VI
EARLY AMORTIZATION EVENTS...................................................32
      SECTION 6.01   Additional Early Amortization Events...................32

                                  ARTICLE VII
INVESTMENT EVENTS...........................................................32
      SECTION 7.01   Investment Events......................................32

                                 ARTICLE VIII
OTHER SERIES PROVISIONS.....................................................35
      SECTION 8.01   Effect of Fully Funded Date; Conveyance of Dealer Notes35
      SECTION 8.02   Tax Treatment..........................................36

                                  ARTICLE IX
FINAL DISTRIBUTIONS.........................................................36
      SECTION 9.01   Sale of Investors'  Interest  Pursuant to Section 2.07 of
                     the Agreement; Distributions Pursuant to Section 2.03 or
                     12.03 of the Agreement.................................36
      SECTION 9.02   Distribution   of  Proceeds  of  Sale,   Disposition   or
                     Liquidation of the  Dealer Notes Pursuant to Section
                     9.02 of  the Agreement.................................37
      SECTION 9.03   Early   Distributions  at  the  Option  of  the  Investor
                     Certificateholder After the Fully Funded Date........ .38

                                   ARTICLE X

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EXHIBITS

Exhibit A   -     Form of Investor Certificate

Exhibit B-1 -     Form of Monthly Servicer and Settlement Statement

Exhibit B-2 -     Form of Monthly Servicer and Settlement Statement

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                           SERIES 1995-1 SUPPLEMENT
                      TO POOLING AND SERVICING AGREEMENT

            SERIES  1995-1  SUPPLEMENT  dated as of June 8, 1995 (the  "Series
Supplement"),  by and  among  NAVISTAR  FINANCIAL  SECURITIES  CORPORATION,  a
Delaware   corporation,   as  Seller  (the   "Seller"),   NAVISTAR   FINANCIAL
CORPORATION,  a Delaware  corporation,  as Servicer (the "Servicer"),  and THE
BANK OF NEW YORK, a New York banking  corporation,  as trustee  (together with its  successors in trust  thereunder as provided in the Agreement  referred to below, the "Master Trust Trustee") under the Pooling and Servicing  Agreement, dated as of June 8, 1995 (the  "Agreement")  among the Seller,  the  Servicer, the Master Trust  Trustee and Chemical  Bank,  as trustee under the 1990 Trust
Agreement.

            Section 6.09 of the  Agreement  provides  that the Seller may from time to time  direct  the  Master  Trust  Trustee  to issue,  on behalf of the
Master  Trust,  one or more new Series of Investor  Certificates  representing fractional  undivided  interests in the Master Trust.  The Principal  Terms of any new Series are to be set forth in a Supplement to the Agreement.

            Pursuant  to this  Series  Supplement,  the  Seller and the Master
Trust Trustee shall create a new Series of Investor  Certificates  and specify the Principal Terms thereof.

                                   ARTICLE I
                         CREATION OF SERIES 1995-1 AND
                        THE SERIES 1995-1 CERTIFICATES;
                      CONVEYANCE OF CLASS A-4 CERTIFICATE

      SECTION     I.1  Designation.

            (a)   There  is  hereby  created  a new  Series  pursuant  to  the
Agreement and this Series  Supplement to be known as the "Series  1995-1." The interest  of  the  Investor  Certificateholders  in  Series  1995-1  shall  be represented by the Series 1995-1 Certificates.

            (b)   If any term or provision  contained  herein  shall  conflict with  or  be  inconsistent  with  any  term  or  provision  contained  in  the
Agreement,  the terms and  provisions of this Series  Supplement  shall govern with respect to Series 1995-1.

      SECTION     I.2  Conveyance of Class A-4 Investor Certificate.

            (a)   By  execution  of this  Series  Supplement,  the Seller does hereby  sell,  transfer,  assign,  set  over  and  otherwise  convey,  without recourse (except as otherwise  expressly provided herein or in the Agreement), to the Master  Trust for the benefit of the Series  1995-1  Certificateholders and the holders of the Master Trust  Seller's  Certificates  all right,  title and interest of the Seller in and to the Class A-4 Investor  Certificate,  all
monies due or to become due with respect  thereto and all proceeds (as defined in Section  9-306 of the UCC)  thereof.  If such sale,  transfer,  assignment, set-over  or  conveyance  is  deemed  to create a  security  interest  in such property,  the  Seller  does  hereby  grant  to the  Master  Trust a  security interest  therein  (which  shall be  deemed to be a first  perfected  security interest) and agrees that this Series  Supplement  shall constitute a security agreement under applicable law.

            (b)   As provided in Section 2.03(a) of the Agreement,  the Master
Trust  Trustee  accepts  delivery of the Class A-4  Investor  Certificate  and agrees to maintain physical possession thereof.

                                  ARTICLE II
                                  DEFINITIONS

      SECTION II.1  Definitions.

            (a)   Whenever  used  in this  Series  Supplement,  the  following words and phrases shall have the following meanings:

            "1990  Trust  Spread   Account"  shall  mean  the  Spread  Account
established and maintained pursuant to the 1990 Trust Agreement.

            "Accumulation  Period" shall mean,  unless an Investment  Event or an Early  Amortization  Event shall have occurred  prior  thereto,  the period commencing on the Accumulation  Period  Commencement  Date and ending upon the first  to occur  of (a) the  commencement  of an  Investment  Period,  (b) the commencement  of an  Early  Amortization  Period  and (c) the  payment  of the
Invested Amount in full.

            "Accumulation  Period  Commencement Date" shall mean the first day of the nth full Due Period prior to the  Expected  Payment Date where n is the number of Due Periods in the Accumulation  Period Length;  provided,  however, that  the  Accumulation  Period  Commencement  Date  shall  be  the  Specified
Accumulation  Period  Commencement  Date  if,  on the  Specified  Accumulation
Period  Commencement  Date,  any other  outstanding  Series shall have entered into an  investment  period  or an early  amortization  period;  and  provided further that, if the Accumulation  Period Length and the  Accumulation  Period
Commencement  Date have  been  determined  pursuant  to  Section 4.11  but the
Accumulation  Period has not commenced and any other outstanding  Series shall enter  into  an  investment  period  or  an  early  amortization  period,  the
Accumulation  Period Commencement Date shall be the date that such outstanding
Series shall have entered into an investment  period or an early  amortization period.

            "Accumulation  Period Length" shall mean a period which is between one and nine Due Periods and which is determined  by the Servicer  pursuant to
Section 4.11.

            "Adjusted  Invested  Amount"  shall  mean,  with  respect  to  any
Distribution  Date,  an amount  (which shall never be less than zero) equal to the Initial Invested Amount, plus the Available  Subordinated Amount as of the end of the related Transfer Date, plus the Negative Carry Subordinated  Amount as of the end of the  related  Transfer  Date,  minus the  product  of (x) the amount,  if any, of funds on deposit in the Negative Carry Reserve Fund at the end of such  Transfer  Date and (y) 1.00  plus  the  Subordinated  Percentage, minus the aggregate amount of Investor  Charge-Offs not reimbursed on or prior to such  Distribution  Date,  minus the aggregate Early  Distribution  Amounts made on or prior to such Distribution Date.

            "Amortizing/Investing   Due   Period"   shall  have  the   meaning
specified in Section 4.12.

            "Available  Certificateholder  Interest  Collections"  shall mean, with  respect to any Due Period  commencing  after the 1990 Trust  Termination
Date, the sum of (a) Investor  Finance Charge  Collections for such Due Period and (b) Investment Income for the related Distribution Period.

            "Available  Draw  Funds"  shall  have  the  meaning  specified  in
Section 4.05(b).

            "Available  Seller's Finance Charge  Collections" shall mean, with respect to any Due Period  commencing after the 1990 Trust  Termination  Date, an  amount  equal  to the  product  of (a)  the  excess  of (i)  the  Seller's
Percentage  for such Due  Period  over (ii) the result  (if  positive)  of the
Excess  Seller's  Percentage  for such Due Period  minus the  Required  Excess
Seller   Interest   Percentage  and  (b)  Series   Allocable   Finance  Charge
Collections for such Due Period;  provided,  however,  that Available Seller's
Finance Charge  Collections shall be zero for any Due Period to the extent the
Available  Subordinated  Amount and the  Negative  Carry  Subordinated  Amount
(minus  the  product  of (x) the  amount of funds,  if any,  on deposit in the
Negative  Carry Reserve Fund as of the end of the preceding  Transfer Date and
(y) 1.00 plus the  Subordinated  Percentage)  equals or is  reduced to zero on the Transfer Date related to such Due Period.

            "Available  Seller's  Principal   Collections"  shall  mean,  with
respect to any Business Day after the 1990 Trust  Termination  Date, an amount equal to the product of (a) the excess of (i) the Seller's  Percentage for the
Due Period in which such  Business Day occurs over  (ii) the  Excess  Seller's
Percentage for such Due Period and (b) Series Allocable Principal  Collections
for such Business Day;  provided,  however,  that Available Seller's Principal
Collections  shall be zero for any  Business  Day to the extent the  Available
Subordinated  Amount and the Negative  Carry  Subordinated  Amount  (minus the product of (i) the amount of funds on deposit in the  Negative  Carry  Reserve
Fund and (ii) 1.00 plus the Subordinated  Percentage)  equals or is reduced to zero on the Transfer Date immediately preceding such Business Day.

            "Available  Subordinated  Amount" shall mean (a) for each Transfer
Date related to a Due Period  commencing  prior to the 1990 Trust  Termination
Date,  zero,  (b) on the  Transfer  Date related to the first Due Period after the 1990 Trust  Termination  Date (before giving effect to all  adjustments in the  Available  Subordinated  Amount on such  Transfer  Date),  the product of
(i) the  Subordinated  Percentage  and  (ii) the  Invested  Amount  as of  the
preceding  Distribution  Date,  and  (c) for  each  Transfer  Date  thereafter
(before giving effect to all adjustments in the Available  Subordinated Amount thereto on such  Transfer  Date),  the lesser of (i) the Maximum  Subordinated
Amount as of such Transfer Date and (ii) the Available  Subordinated Amount as
of the end of the preceding Transfer Date.

            "Average  Coverage  Differential"  shall  be  determined,  on  any
Determination  Date,  by reference to the Coverage  Differentials  for each of the related Due Period and the three  immediately  preceding Due Periods,  and shall equal the sum of the three highest such Coverage  Differentials  divided by three.  Average Coverage  Differential  shall be expressed as a percentage, and shall be rounded to the nearest one-hundredth of a percentage point.

            "Business Day" shall mean, with respect to Series 1995-1,  any day other than a Saturday,  a Sunday,  or a day on which banking  institutions  in
New York,  New York,  Chicago,  Illinois,  or the city in which the  Corporate
Trust Office is located,  or in connection  with the  determination  of LIBOR,
London,  England,  are authorized or obligated by law or executive order to be closed or remain closed.

            "Certificate  Rate"  shall  mean the  interest  rate on the Series
1995-1  Certificates,  which shall be  calculated  on the basis of actual days elapsed  and a 360-day  year,  and will be 6.3625% for the period from June 8,
1995 through July 24, 1995 and for each  Distribution  Period  thereafter will equal LIBOR as of the related LIBOR Determination Date plus 0.30%.

            "Class  A-4  Investor   Certificate"  shall  mean  the  Class  A-4
Floating Rate Pass-through  Certificate issued by the 1990 Trust to the Master
Trust in connection with the issuance of the Series 1995-1 Certificates.

            "Class A-4  Investor  Certificate  Collections"  shall mean,  with respect to any Due Period, the sum of Class A-4 Investor  Certificate Interest
Collections and Class A-4 Investor Certificate  Principal Collections for such
Due Period.

            "Class A-4 Investor Certificate Interest  Collections" shall mean, with respect to any Due Period,  all interest  payments received by the Master
Trust on the  Distribution  Date  related to such Due Period in respect of the
Class A-4 Investor  Certificate,  plus with respect to the Initial Due Period, the funds deposited pursuant to Section 4.13.

            "Class  A-4  Investor  Certificate  Principal  Collections"  shall mean, with respect to any Due Period,  all principal  payments received by the
Master  Trust on the  Distribution  Date related to such Due Period in respect of the Class A-4 Investor Certificate.

            "Closing Date" shall mean June  8, 1995.

            "Common Depository" shall mean Cede & Co.

            "Controlled  Amortization  Amount"  shall mean an amount  equal to the result of (a) the  Invested Amount as of the  Distribution  Date preceding the  Specified  Accumulation  Period  Commencement  Date  divided  by  (b) the
Accumulation Period Length.

            "Controlled  Deposit  Amount" shall mean,  with respect to any Due
Period occurring during the Accumulation  Period,  the excess,  if any, of (a)
the product of (i) the Controlled  Amortization  Amount and (ii) the number of
Due Periods,  including such Due Period, that have elapsed with respect to the
Accumulation  Period  (but not in excess of the  Accumulation  Period  Length)
over (b) the amount on deposit  in the Series  Principal  Account at the close of business on the last Business Day of the  preceding  Due Period;  provided, however,  that,  notwithstanding  the  foregoing,  the Seller may, in its sole discretion,  increase the Controlled  Deposit Amount at any time and from time to time.

            "Coverage  Differential"  shall  mean,  with  respect  to any  Due
Period,  the result of (a) the  Portfolio  Yield for such Due Period minus (b)
the sum of (i) the Certificate Rate for the related  Distribution  Period and
(ii),one  percent  (1%).  Coverage   Differential  shall  be  expressed  as  a
percentage,  and shall be rounded to the nearest one-hundredth of a percentage point.

            "Deficiency  Amount"  shall have the meaning  specified in Section
4.05(a).

            "Draw Amount" shall mean,  with respect to any Transfer  Date, the least of (a) the  Deficiency  Amount for such Transfer Date, (b) the Available
Subordinated  Amount  as of the end of the  preceding  Transfer  Date  and (c)
Available Draw Funds for such Transfer Date.

            "Early  Amortization  Event"  shall mean,  with  respect to Series
1995-1,  any event  specified in Section  9.01(c) of the  Agreement,  together with any  additional  Early  Amortization  Event  specified in Section 6.01 of this  Series  Supplement,  but  shall not mean any other  event  specified  in
Section  9.01 of the  Agreement;  provided,  however,  that  for  purposes  of
Section  6.09(b)(v)  of the  Agreement,  Early  Amortization  Event shall also include any Investment Event.

            "Early  Amortization  Period"  shall  mean an  Early  Amortization
Period  with  respect to Series  1995-1  that  occurs as a result of any event specified in Section 9.01(c) of the Agreement or any Early  Amortization Event
specified in Section 6.01 of this Series Supplement.

            "Early  Distribution"  shall have the meaning specified in Section
9.03(b).

            "Early  Distribution  Amount" shall have the meaning  specified in
Section 9.03(c).

            "Early  Distribution  Date"  shall have the meaning  specified  in
Section 9.03(b).

            "Early  Distribution  Initial  Invested  Amount"  shall  have  the meaning specified in Section 9.03(b).

            "Early  Distribution  Notice" shall have the meaning  specified in
Section 9.03(b).

            "Excess Seller's  Percentage"  shall mean, with respect to any Due
Period  commencing after the 1990 Trust  Termination Date, a percentage (which percentage  shall  never be less  than 0% nor  more  than  100%)  equal to the excess  of (a) the  Seller's  Percentage  for  such Due  Period,  over (b) the percentage  equivalent  (which percentage shall never be less than 0% nor more than  100%)  of a  fraction,  the  numerator  of  which  is the sum of (i) the
Available  Subordinated  Amount as of the end of the related Transfer Date and
(ii) the Negative Carry  Subordinated  Amount,  as of the end of such Transfer
Date (minus the product of (A) the amount of funds,  if any, on deposit in the
Negative  Carry  Reserve Fund as of the end of such Transfer Date and (B) 1.00 plus the Subordinated  Percentage) and the denominator of which is the product of  (x) the  sum of the  aggregate  principal  amount of  Dealer  Notes in the
Master  Trust and the  aggregate  principal  amount of funds on deposit in the
Excess Funding  Account,  both as of the end of the immediately  preceding Due
Period and (y) the Series 1995-1 Allocation  Percentage for the Due Period for
which the Excess Seller's Percentage is being calculated.

            "Excess Seller's  Principal  Collections" shall mean, with respect to any  Business  Day  during a Due  Period  commencing  after the 1990  Trust
Termination  Date, the product of (a) Series Allocable  Principal  Collections for such  Business  Day and (b) the Excess  Seller's  Percentage  for such Due
Period.

            "Expected   Payment   Date"   shall  mean  the  August  25,   2004
Distribution Date.

            "Floating  Allocation  Percentage" shall mean, with respect to any
Due Period  commencing after the 1990 Trust  Termination  Date, the percentage equivalent  (which  percentage  shall never  exceed  100%) of a fraction,  the numerator  of which is the  Invested  Amount as of the  immediately  preceding
Distribution  Date  (after  giving  effect  to all  increases  and  reductions thereof  on such  Distribution  Date)  and the  denominator  of  which  is the product of (a) the sum of the  aggregate  principal  amount of Dealer Notes in the Master  Trust and the  aggregate  principal  amount of funds on deposit in the Excess Funding  Account,  both as of the end of the immediately  preceding
Due  Period,  and (b) the  Series  1995-1  Allocation  Percentage  for the Due
Period for which the Floating Allocation Percentage is being calculated.

            "Fully  Funded  Date"  shall  mean  the  first  Distribution  Date falling in an  Investment  Period on which the amount on deposit in the Series
Principal  Account  (excluding  any investment  earnings)  equals the Invested
Amount and the  cumulative  amount of funds  deposited in the  Negative  Carry
Reserve Fund  (excluding  any investment  earnings)  equals the Negative Carry
Reserve Fund  Required  Amount  (without  giving  effect to the proviso in the definition thereof).

            "Initial Invested Amount" shall mean $200,000,000.

            "Initial Spread Account  Required Amount" shall mean the Projected
Spread as of the 1990 Trust Termination Date.

            "Invested  Amount"  shall mean,  with respect to any  Distribution
Date,  an amount  (which  shall  never be less than zero) equal to the Initial
Invested  Amount,  minus the sum of (a) the  aggregate  amount of  payments of principal in respect of the Series 1995-1  Certificates  made to Series 1995-1
Certificateholders  on or prior to such Distribution  Date,  (b) the aggregate amount of Investor  Charge-Offs not reimbursed pursuant to Section 4.04(a)(iv)
on or prior to such  Distribution  Date,  (c) the  aggregate  amount of Series
Principal  Account  Losses on or prior to such  Distribution  Date and (d) the aggregate  Early  Distribution  Amounts made on or prior to such  Distribution
Date.

            "Investment  Event"  shall have the meaning  specified  in Section
7.01.

            "Investment  Income" shall mean, for any Distribution  Period with respect to Series  1995-1,  the sum of  (i) income  during  such  Distribution
Period  from the  investment  of  funds on  deposit  in the  Series  Principal
Account,  the Spread Account, and the Negative Carry Reserve Fund and (ii) the
Series Allocation  Percentage for such Distribution  Period of income from the investment  of funds on  deposit  in the  Collections  Account  and the Excess
Funding Account.

            "Investment  Period" shall mean the period  beginning at the close of business on the Investment  Period  Commencement  Date, and ending upon the
earliest  to  occur  of  (a)  the  payment  in  full  to  the  Series   1995-1
Certificateholders  of the Invested  Amount,  (b) the Series  Termination Date
and (c) the commencement of an Early Amortization Period.

            "Investment Period  Commencement Date" shall mean the Business Day immediately  preceding the date on which an Investment Event is deemed to have occurred.

            "Investor  Charge-Off" shall have the meaning specified in Section
4.06.

            "Investor  Dealer Note Losses" shall mean, with respect to any Due
Period  commencing after the 1990 Trust  Termination  Date, the product of (a)
the  Floating  Allocation  Percentage  for  such  Due  Period  and (b)  Series
Allocable Dealer Note Losses for such Due Period.

            "Investor Finance Charge  Collections" shall mean, with respect to any Due Period  commencing  after the 1990 Trust  Termination  Date, an amount equal to the product of (a) the Floating  Allocation  Percentage  for such Due
Period  and  (b) Series  Allocable  Finance  Charge  Collections  for such Due
Period.

            "Investor  Principal  Collections" shall mean, with respect to any
Business  Day  after  the  1990  Trust  Termination  Date,  the sum of (a) the
product of (i) with respect to the Revolving Period,  the Floating  Allocation
Percentage and with respect to the Accumulation  Period, any Investment Period or any Early Amortization  Period,  the Principal  Allocation  Percentage,  in
either  case for the Due  Period in which  such  Business  Day occurs and (ii)
Series  Allocable  Principal  Collections for such Business Day and (b) on any
Transfer Date,  the amount,  if any, of Available  Certificateholder  Interest
Collections  treated as Investor  Principal  Collections  pursuant to Sections
4.04(a)(iii) and (iv).

            "Investor  Servicing  Fee" shall  have the  meaning  specified  in
Section 3.01.

            "LIBOR" shall mean (a) prior to the 1990 Trust  Termination  Date, the one-month  London  interbank  offered rate as determined by the 1990 Trust
Trustee in accordance  with the 1990 Trust  Agreement,  and (b) after the 1990
Trust  Termination  Date,  the interest  rate  determined  by the Master Trust
Trustee in accordance with the following provisions:

            (i)   On each LIBOR  Determination  Date, LIBOR will be determined on the basis of the offered rates for deposits in United States  Dollars having a one month  maturity,  which  appear on the Reuters  Screen LIBO
      Page as of 11:00 A.M.,  London time, on such LIBOR  Determination  Date.
      Such  posted  offered  rates are for value on the  second  Business  Day
      after  which   dealings  in  deposits  in  United  States   Dollars  are
      transacted  in  the  London  interbank  market.  If at  least  two  such offered  rates  appear on the  Reuters  Screen  LIBO  Page,  the rate in respect of such LIBOR  Determination  Date will be the  arithmetic  mean
      (rounded,  if  necessary,  to the  nearest one  hundred-thousandth  of a percent)  of such  offered  rates  as  determined  by the  Master  Trust
      Trustee.  If fewer than two offered  rates  appear,  LIBOR in respect of such LIBOR  Determination  Date will be determined as if the parties had specified the rate described in (ii) below.

            (ii)  On any  LIBOR  Determination  Date on which  fewer  than two offered  rates  appear on the Reuters  Screen LIBO Page as  specified in
      (i) above,  LIBOR will be  determined on the basis of the rates at which deposits in United States Dollars are offered by the Reference  Banks at approximately 11:00 A.M.,  London time, on such LIBOR Determination Date to prime  banks  in the  London  interbank  market,  having a one  month
      maturity,   such  deposits   commencing  on  the  second   Business  Day
      immediately  following such LIBOR  Determination Date and in a principal amount of not less than U.S.  $1,000,000  that is  representative  for a single  transaction  in such  market  at such  time.  The  Master  Trust
      Trustee  will  request  the  principal  London  office  of  each of such
      Reference  Banks to  provide a  quotation  of its rate.  If at least two
      such   quotations   are  provided,   LIBOR  in  respect  of  such  LIBOR
      Determination  Date will be the arithmetic mean (rounded,  if necessary,
      to  the   nearest   one   hundred-thousandth   of  a  percent)  of  such
      quotations.  If  fewer  than  two  quotations  are  provided,  LIBOR  in respect of such LIBOR  Determination  Date will be the  arithmetic  mean
      (rounded,  if  necessary,  to the  nearest one  hundred-thousandth  of a percent)  of the rates  quoted by three  major  banks in The City of New
      York selected by the Master Trust Trustee at  approximately  11:00 A.M.,
      New York  City  time,  on such  LIBOR  Determination  Date for  loans in
      United  States  Dollars to leading  European  banks,  having a one month maturity,  such loans  commencing on the second Business Day immediately following  such LIBOR  Determination  Date and in a principal  amount of not  less  than  U.S.  $1,000,000  that is  representative  for a single transaction in such market at such time, provided,  however, that if the banks in The City of New York  selected as aforesaid by the Master Trust
      Trustee  are not  quoting  as  mentioned  in this  sentence,  LIBOR with respect  to such  LIBOR  Determination  Date  will be  LIBOR  in  effect immediately prior to such LIBOR Determination Date.

            "LIBOR  Determination  Date"  shall  mean,  with  respect  to  any
Distribution  Period,  the date which is two Business  Days prior to the start of such Distribution Period.

            "Liquidity  Reserve  Account" shall have the meaning  specified in
Section 4.02(d)(i).

            "Maximum  Subordinated  Amount"  shall mean,  with  respect to any
Transfer  Date  related  to a Due  Period  commencing  after  the  1990  Trust
Termination  Date, the product of (a) the  Invested Amount as of the preceding
Distribution  Date and (b) the  Subordinated  Percentage;  provided,  however, that with respect to a Transfer Date related to a Due Period  occurring during an Early  Amortization  Period,  the  Maximum  Subordinated  Amount  shall not decline until the Invested Amount equals the Maximum  Subordinated Amount, and thereafter the Maximum Subordinated Amount shall equal the Invested Amount.

            "Minimum  Negative Carry Required Amount" shall mean, on any LIBOR
Determination  Date after the Fully Funded Date,  with respect to any Transfer
Date  occurring  on or after the Fully  Funded  Date,  an amount  equal to the product of  (a) three  and (b) the  Projected  Investment  Shortfall  for such
LIBOR Determination Date.

            "Minimum  Series  1995-1  Seller's   Interest"  shall  mean,  with
respect to any Business Day after the 1990 Trust  Termination Date, the sum of
(a) the Available  Subordinated Amount as of the end of the preceding Transfer
Date,  (b)  the  Negative  Carry  Subordinated  Amount  as of  the  end of the
preceding  Transfer Date (minus the product of (i) 1.00 plus the  Subordinated
Percentage  and (ii) the amount of funds,  if any, on deposit in the  Negative
Carry  Reserve Fund as of the end of the  preceding  Business Day) and (c) the
Required  Excess Seller  Interest as of the end of the preceding  Distribution
Date.

            "Monthly  Interest" shall mean, with respect to each Transfer Date related to a  Distribution  Period,  an amount equal to the product of (a) the
Certificate Rate for such  Distribution  Period and (b) the Invested Amount as of the  preceding  Distribution  Date (or the  Initial  Invested  Amount  with respect  to the  first  Transfer  Date)  and (c) a  fraction,  which  (i) with respect to the first  Transfer  Date,  shall be equal to 47 divided by 360 and
(ii) with  respect to each  subsequent  Transfer  Date,  shall be equal to the actual number of days in the related Distribution Period divided by 360.

            "Monthly  Servicing  Fee"  shall  have the  meaning  specified  in
Section 3.01.

            "Negative Carry Reserve Fund" shall have the meaning  specified in
Section 4.02(c)(i).

            "Negative  Carry  Reserve Fund Deposit  Amount"  shall mean,  with respect  to each  Transfer  Date,  the  excess,  if any,  of (a) the lesser of
(i) the  Negative  Carry Reserve Fund  Required  Amount for such Transfer Date and (ii) the result of (A) the Negative  Carry  Subordinated  Amount as of the
end of the preceding  Transfer Date divided by (B) 1.00 plus the  Subordinated
Percentage  over (b) the  amount of funds on  deposit  in the  Negative  Carry
Reserve Fund prior to such  Transfer  Date (after giving effect to any amounts that have been withdrawn prior to such date).

            "Negative Carry Reserve Fund Required Amount" means,  with respect to each  Transfer  Date,  an amount equal to the sum of (a) the product of (i)
3.3 basis points,  (ii) the Invested  Amount as of the preceding  Distribution
Date,  and  (iii) the  number  of Due  Periods  remaining  until the  Expected
Payment  Date and (b) an amount  equal to the product of .30% and the Invested
Amount as of the preceding  Distribution Date;  provided,  however,  that from and after the Fully Funded  Date,  the Negative  Carry  Reserve Fund  Required
Amount shall be zero.

            "Negative  Carry  Subordinated  Amount"  shall  mean,  (a) on  any
Transfer Date related to a Due Period  occurring prior to the  commencement of the  Accumulation  Period,  any Early  Amortization  Period or any  Investment
Period,  an amount  equal to the  product of (i) the  Negative  Carry  Reserve
Fund Required  Amount and (ii) 1.00 plus the  Subordinated  Percentage and (b)
at the  beginning of each  Transfer  Date  thereafter,  an amount equal to the
Negative Carry Subordinated Amount as of the end of the immediately  preceding
Transfer  Date (after giving  effect to all  reductions in the Negative  Carry
Subordinated Amount on such preceding Transfer Date).

            "New Vehicle  Monthly  Interest Rate" shall mean,  with respect to any Due Period,  the product of (a) the per annum rate of interest and finance charges  billed by NFC during such Due Period on New Vehicle  Dealer Notes and
(b) the  quotient  of (i) the number of days  during  such Due Period and (ii)
the actual number of days in the related calendar year.

            "Portfolio Yield" shall mean, with respect to any Due Period,  the product of (a) the  quotient  of (i)  Finance  Charges for such Due Period and
(ii) the daily average  principal  amount of Dealer Notes  outstanding  during such Due  Period and (b) a  fraction,  the  numerator  of which is 365 and the denominator  of which is the actual  number of days  elapsed  during  such Due
Period.  Portfolio  Yield shall be  expressed  as a  percentage,  and shall be rounded to the nearest one-hundredth of a percentage point.

            "Principal Allocation  Percentage" shall mean, with respect to any
Due  Period  commencing  on or  after  the  1990  Trust  Termination  Date and occurring during the Accumulation  Period,  any Investment Period or any Early
Amortization  Period, the percentage  equivalent (which percentage shall never exceed 100%) of a fraction,  the numerator of which is the Invested  Amount as of the end of the Revolving  Period and the  denominator  of which is equal to the  product  of (a) the sum of the  aggregate  amount of Dealer  Notes in the
Master  Trust and the  aggregate  principal  amount of funds on deposit in the
Excess  Funding  Account,  both as of the end of the Revolving  Period and (b)
the  Series  1995-1  Allocation  Percentage  for the Due  Period for which the
Principal Allocation Percentage is being calculated.

            "Principal  Shortfall"  shall mean, with respect to Series 1995-1, the Series 1995-1 Principal Shortfall.

            "Projected  Dealer Note Income"  shall mean,  on any Transfer Date after the 1990 Trust  Termination  Date, an amount equal to the sum of (a) the product of (i) the  principal  amount of Dealer Notes  financing  new vehicles outstanding on such Transfer Date, (ii) the New Vehicle Monthly  Interest Rate
for the Due Period in which  such  Transfer  Date  occurs and (iii) the Series
1995-1  Allocation  Percentage  for such Due Period and (b) the product of (i)
the principal  amount of Dealer Notes  financing used vehicles  outstanding on such Transfer Date, (ii) the Used Vehicle  Monthly  Interest Rate for such Due
Period and (iii) the Series 1995-1 Allocation Percentage for such Due Period.

            "Projected   Investment   Income"   shall   mean,   on  any  LIBOR
Determination  Date after the Fully  Funded  Date with  respect to the related
Distribution  Period,  the  product  of (a) the sum of the  amount of funds on deposit on such LIBOR  Determination  Date in each of the Spread  Account  and the Series Principal  Account and the Series 1995-1  Allocation  Percentage of
the amount of funds on deposit in the Excess  Funding  Account  (to the extent any such  amounts are not  required to be paid on the  following  Distribution
Date) and (b) an  amount equal to (i) the lesser of (A) LIBOR as of such LIBOR
Determination  Date  minus  0.125%  and  (B) the  30-day  AA  Federal  Reserve commercial  paper  composite  rate,  expressed on a money-market  yield basis, minus  0.125%  multiplied  by (ii) the result of (A) the number of days during the related Distribution Period divided by (B) 360.

            "Projected   Investment   Shortfall"  shall  mean,  on  any  LIBOR
Determination  Date after the 1990 Trust  Termination Date with respect to the related  Distribution  Period,  (a) the positive amount,  if any, by which (a)
Projected Monthly Interest for such Distribution  Period exceeds (b) Projected
Investment Income for such Distribution Period.

            "Projected   Monthly   Interest"   shall   mean,   on  any   LIBOR
Determination  Date after the 1990 Trust  Termination Date with respect to the related  Distribution  Period,  an  amount  equal  to the  product  of (a) the
Certificate Rate for such Distribution  Period,  (b) the Invested Amount as of
the  immediately   preceding   Distribution  Date  (minus,  if  the  following
Distribution  Date  is  an  Early   Distribution  Date,  the  aggregate  Early
Distribution  Amounts to be paid on such following  Early  Distribution  Date)
and (c) the  result  of (i) the  actual  number  of days in such  Distribution
Period divided by (ii) 360.

            "Projected  Monthly  Servicing  Fee" shall mean,  on any  Transfer
Date after the 1990 Trust  Termination  Date with respect to the Due Period in which  such  Transfer  Date  occurs,  an amount  equal to  one-twelfth  of the product of (a) 1%, (b) the  aggregate  principal  amount of Dealer Notes as of such Transfer  Date, (c) the Series 1995-1  Allocation  Percentage for the Due
Period  related  to  such  Transfer  Date  and  (d) the  Floating   Allocation
Percentage for the Due Period related to such Transfer Date.

            "Projected  Spread"  shall mean,  on any  Transfer  Date after the
1990 Trust  Termination  Date with  respect to the  Distribution  Period  next following  the  Distribution  Period to which such  Transfer  Date relates and prior to the Fully Funded Date,  the sum of (a) the positive  amount,  if any, by which (i) the sum of (A) Projected  Monthly Interest for such  Distribution
Period,  and (B) the  Projected  Monthly  Servicing  Fee for the Due Period in
which such Transfer Date occurs exceeds (ii) the Projected  Dealer Note Income as of such  Transfer  Date and (b)  1.25%  of the  Invested  Amount  as of the
preceding Distribution Date.

            "Reassignment   Amount"   shall   mean,   with   respect   to  any
Distribution  Date,  after giving  effect to any  deposits  and  distributions otherwise to be made on such  Distribution  Date,  the sum of (a) the Invested
Amount on such Distribution Date, and (b) accrued and unpaid interest thereon.

            "Reference  Banks"  shall  mean the  principal  London  offices of
Morgan  Guaranty  Trust  Company  of New  York,  Swiss  Bank  Corporation  and
Barclays Bank PLC.

            "Required  Excess Seller Interest" shall mean, with respect to any
Business  Day,  3.0% of the  Invested  Amount  as of the end of the  preceding
Distribution  Date (and such percentage  shall be the "Required  Excess Seller
Interest Percentage").

            "Required  Subordinated  Amount"  shall mean,  with respect to any
Transfer  Date  related  to a Due  Period  commencing  after  the  1990  Trust
Termination Date, an amount equal to 87.1% of the Maximum  Subordinated Amount as of such Transfer Date.

            "Revolving  Due  Period"  shall  have  the  meaning  specified  in
Section 4.12.

            "Revolving  Period" shall mean,  unless an Investment  Event or an
Early  Amortization  Event  shall  have  occurred  prior  thereto,  the period beginning  on the 1990 Trust  Termination  Date and  ending on the  earlier of
(a) the  close of business  on the  Business  Day  immediately  preceding  the
Accumulation  Period  Commencement  Date,  (b) the  close of  business  on the
Investment  Period  Commencement  Date and  (c) the  close of  business on the
Business  Day  immediately  preceding  the day on which an Early  Amortization
Event occurs.

            "Seller's  Percentage"  shall mean, with respect to any Due Period commencing after the 1990 Trust  Termination Date, 100% minus (a) the Floating
Allocation  Percentage for such Due Period,  when used with respect to Finance
Charge   Collections  and  Dealer  Note  Losses  at  all  times  or  Principal
Collections  during the Revolving  Period,  and (b) the  Principal  Allocation
Percentage  for  such  Due  Period,   when  used  with  respect  to  Principal
Collections  during the  Accumulation  Period,  any  Investment  Period or any
Early Amortization Period.

            "Seller's  Principal  Collections" shall mean, with respect to any
Business  Day after the 1990 Trust  Termination  Date,  an amount equal to the sum of (a) Available Seller's Principal  Collections for such Business Day and
(b) Excess Seller's Principal Collections for such Business Day.

            "Series  1995-1"  shall mean the Series of Investor  Certificates, the terms of which are specified in this Series Supplement.

            "Series  1995-1  Accounts"  shall mean,  collectively,  the Series
Principal Account,  the Distribution  Account maintained for the Series 1995-1
Certificateholders,  the Liquidity Reserve Account, the Negative Carry Reserve
Fund and the Spread Account.

            "Series  1995-1  Allocation  Percentage"  shall  mean  the  Series
Allocation Percentage with respect to Series 1995-1.

            "Series  1995-1  Certificateholders"  shall  mean the  holders  of
Series 1995-1 Certificates.

            "Series  1995-1  Certificateholders'  Interest"  shall  mean  that portion of the  Certificateholders'  Interest  evidenced by the Series  1995-1
Certificates.

            "Series   1995-1   Certificates"   shall   mean  any  one  of  the
certificates  executed  by the Seller and  authenticated  by the Master  Trust
Trustee, substantially in the form of Exhibit A.

            "Series 1995-1  Principal  Shortfall"  shall equal either (a) with respect to any Business Day  occurring  during the  Accumulation  Period,  the excess,  if any, of the Controlled  Deposit Amount for the Due Period in which such  Business  Day occurs over the amount of Investor  Principal  Collections deposited in the Series  Principal  Account on such Business Day when added to the amount of  Investor  Principal  Collections  previously  deposited  in the
Series  Principal  Account  during such Due Period or (b) with  respect to any
Business Day during any Early  Amortization  Period or Investment  Period, the
excess,  if any, of the Invested  Amount (reduced by (i) amounts on deposit in the  Series  Principal  Account  and  (ii)  the  aggregate  amount  of  Series
Principal  Account Losses for the  Distribution  Period in which such Business
Day occurs) as of the immediately  preceding  Distribution  Date over Investor
Principal Collections for such Business Day.

            "Series 1995-1 Rating Agency  Condition"  shall mean, with respect to any action,  that each Rating  Agency shall have  notified the Seller,  the
Servicer,  and the Master  Trust  Trustee in writing that such action will not result  in a  reduction  or  withdrawal  of the  rating of the  Series  1995-1
Certificates with respect to which it is a Rating Agency.

            "Series  1995-1  Shared  Principal  Collections"  shall  have  the meaning specified in Section 4.09(b).

            "Series  Allocable Dealer Note Losses" shall mean, with respect to any Due Period  commencing after the 1990 Trust  Termination Date, the product of (a) the Series  1995-1  Allocation  Percentage  for such Due Period and (b)
Dealer Note Losses for such Due Period.

            "Series  Allocable  Finance Charge  Collections"  shall mean, with respect to any Due  Period,  the product of (a) the Series  1995-1  Allocation
Percentage  for  such  Due  Period  and  (b)  the  amount  of  Finance  Charge
Collections for such Due Period.

            "Series Allocable Principal  Collections" shall mean, with respect to any  Business  Day,  the sum of (a) the  product of (i) the  Series  1995-1
Allocation  Percentage  for the  related  Due  Period and  (ii) the  amount of
Principal  Collections  deposited in the Collections  Account on such Business
Day  and (b) if the  Accumulation  Period  Commencement  Date  occurs  on such
Business Day, the product of (i) the Series 1995-1  Allocation  Percentage for such Due Period and (ii) the amount of funds on deposit in the Excess  Funding
Account on such Accumulation Period Commencement Date.

            "Series  Invested  Amount"  shall  mean,  with  respect  to Series
1995-1, the Invested Amount.

            "Series  Principal  Account"  shall have the meaning  specified in
Section 4.02(a)(i).

            "Series  Principal  Account Losses" shall mean losses of principal on investment of funds in the Series Principal Account.

            "Series   Termination   Date"  shall  mean  the  August  25,  2007
Distribution Date.

            "Special  Servicer  Agent"  shall have the  meaning  specified  in
Section 4.02(f).

            "Specified  Accumulation  Period  Commencement  Date"  shall  mean
November 1, 2003.

            "Spread  Account"  shall  have the  meaning  specified  in Section
4.02(b)(i).

            "Spread  Account  Deposit  Amount" shall mean, with respect to any
Transfer  Date prior to the Fully  Funded Date,  the amount,  if any, by which the  Projected  Spread  exceeds  the  amount of funds on deposit in the Spread
Account.

            "Subject Month" shall have the meaning specified in Section 4.12.

            "Subordinated Percentage" shall mean 15.5%.

            "Turnover" shall have the meaning specified in Section 7.01(i).

            "Used Vehicle  Monthly  Interest Rate" shall mean, with respect to any Due Period,  the product of (i) the per annum rate of interest and finance charges  billed by NFC during such Due Period on Used Vehicle Dealer Notes and
(ii) the quotient of (a) a number  equal to the number of days during such Due
Period and (b) the actual number of days in the related calendar year.

            (b)   Notwithstanding  anything  to the  contrary  in this  Series
Supplement or the  Agreement,  the term "Rating  Agency" shall mean,  whenever used in this  Series  Supplement  or the  Agreement  with  respect  to  Series
1995-1,  Moody's and Standard &Poor's.  As used in this Series Supplement and in the Agreement with respect to Series 1995-1,  "highest investment category"
shall mean (i) in the case of Standard & Poor's, A-1+ or AAA, as  applicable, and (ii) in the case of Moody's, P-1 or Aaa, as applicable.

            (c)   All capitalized  terms used herein and not otherwise defined herein have the same meanings ascribed to them in the Agreement.

            (d)   The words  "hereof,"  "herein" and  "hereunder" and words of similar import when used in this Series  Supplement shall refer to this Series
Supplement  as a whole  and not to any  particular  provision  of this  Series
Supplement;  references to any Article,  Section or Exhibit are  references to
Articles,  Sections  and  Exhibits  in or to  this  Series  Supplement  unless otherwise  specified;  and  the  term  "including"  means  "including  without limitation."

            (e)   As  used  in  this  Series  Supplement,  references  to  the
Available  Subordinated  Amount  "as of the  end" of a  Transfer  Date and the
Negative  Carry  Subordinated  Amount "as of the end" of a Transfer Date shall mean the  Available  Subordinated  Amount or the Negative  Carry  Subordinated
Amount,  each as of such Transfer  Date,  after giving effect to all increases and reductions thereof pursuant to Article IV hereof.

            (f)   As used in this Series  Supplement,  accounting  terms which are not defined,  and accounting  terms partly defined,  herein shall have the
respective   meanings  given  to  them  under  generally  accepted  accounting principles  as  in  effect  on  the  date  hereof.  To  the  extent  that  the definitions of accounting  terms in this Series  Supplement  are  inconsistent
with  the  meanings  of  such  terms  under  generally   accepted   accounting
principles, the definitions contained in this Series Supplement will control.

            (g)   With respect to any Distribution  Date or Transfer Date, the
"related Due Period" and the "related  Distribution  Period" will mean the Due
Period and  Distribution  Period,  respectively,  immediately  preceding  such
Distribution Date or Transfer Date, and the relationships  between Due Periods and Distribution  Periods will be correlative to the foregoing  relationships.
With  respect  to any LIBOR  Determination  Date,  the  "related  Distribution
Period" will mean the Distribution  Period beginning on the Distribution  Date immediately following such LIBOR Determination Date.

            (h)   Each  defined  term  used in this  Series  Supplement  has a
comparable   meaning  when  used  in  its  plural  or  singular   form.   Each
gender-specific  term used in this Series Supplement has a comparable  meaning whether used in a masculine, feminine or gender-neutral form.

                                  ARTICLE III
                                 SERVICING FEE

      SECTION III.1  Servicing  Compensation.  The monthly  servicing fee (the
"Monthly  Servicing  Fee") shall be payable to the  Servicer,  in arrears,  on each  Distribution  Date in  respect  of a Due  Period  (or  portion  thereof)
commencing  after the 1990 Trust  Termination  Date and occurring prior to the earlier of the first  Distribution Date following the Series  Termination Date and the first  Distribution  Date on which the Invested  Amount is zero, in an amount  equal to  one-twelfth  of the result of (a) 1%  multiplied  by (b) the aggregate  principal amount of Dealer Notes  outstanding as of the last day of such Due Period and multiplied by (c) the Series 1995-1 Allocation  Percentage with  respect  to  such  Due  Period;  provided,  however,  that  the  Monthly
Servicing  Fee shall be zero with  respect  to each Due Period  following  the
Fully Funded Date.  The share of the Monthly  Servicing  Fee  allocable to the
Series  1995-1  Certificateholders  with  respect  to any  Transfer  Date (the
"Investor  Servicing  Fee") shall be equal to the  product of (a) the  Monthly
Servicing Fee and (b) the Floating Allocation  Percentage with respect to such
Due Period.  The  remainder of the Monthly  Servicing Fee shall be paid by the
Seller and in no event shall the Master  Trust,  the Master  Trust  Trustee or the Series  1995-1  Certificateholders  be liable for the share of the Monthly
Servicing  Fee to be paid by the Seller;  and the  remainder of the  Servicing
Fee shall be paid by the Seller and the Investor  Certificateholders  of other
Series and the Series  1995-1  Certificateholders  shall in no event be liable for the share of the  Servicing  Fee to be paid by the Seller or the  Investor
Certificateholders  of other  Series.  The  Investor  Servicing  Fee  shall be payable  to the  Servicer  solely to the  extent  amounts  are  available  for distribution in accordance with the terms of this Series Supplement.

            The Servicer will be permitted,  in its sole discretion,  to waive the Monthly  Servicing Fee for any  Distribution  Date by notice to the Master
Trust Trustee on or before the related Determination Date; provided,  however, that the Servicer  believes that sufficient  Series  Allocable  Finance Charge
Collections  will be  available  on any  future  Distribution  Date to pay the
Investor  Servicing Fee relating to the waived  Monthly  Servicing Fee. If the
Servicer so waives the Monthly  Servicing Fee for any  Distribution  Date, the
Monthly  Servicing Fee and the Investor  Servicing  Fee for such  Distribution
Date shall be deemed to be zero for all  purposes  of this  Series  Supplement and the Agreement;  provided,  however, that such Investor Servicing Fee shall be paid on a future date solely to the extent  amounts are available  therefor pursuant to Section 4.04(a)(vi);  and provided further that, to the extent any such waived  Investor  Servicing  Fee is so paid,  the related  portion of the
Monthly  Servicing Fee to be paid by the Seller shall be paid by the Seller to the Servicer.

                                  ARTICLE IV
                  RIGHTS OF SERIES 1995-1 CERTIFICATEHOLDERS
                 AND ALLOCATION AND APPLICATION OF COLLECTIONS

            SECTION  IV.1  Rights  of the  Series  1995-1  Certificateholders.
The Series 1995-1 Certificates shall represent  fractional undivided interests in the  Master  Trust,  consisting  of the  right to  receive,  to the  extent necessary to make the  required  payments  with  respect to the Series  1995-1
Certificates  at the  times  and in  the  amounts  specified  in  this  Series
Supplement,  Collections  allocated to Series 1995-1 pursuant to Article IV of the  Agreement  and this  Article  IV,  funds on  deposit  in the  Collections
Account  and  the  Excess   Funding   Account   allocable  to  Series   1995-1
Certificateholders  pursuant to Article IV of the  Agreement  and this Article
IV,  and funds on deposit in the Series  1995-1  Accounts  (collectively,  the
"Series 1995-1  Certificateholders'  Interest"),  it being understood that the
Series  1995-1  Certificates  shall not  represent  any interest in any Series
Account  or  Enhancement  for the  benefit of any other  Series or Class.  The
Servicer  shall  apply,  or instruct the Master  Trust  Trustee to apply,  all funds on  deposit  in the  Collections  Account  and  Excess  Funding  Account
allocable to the Series 1995-1  Certificates,  and all funds on deposit in the
Series Principal Account,  the Spread Account, the Negative Carry Reserve Fund
and   the   Distribution    Account   maintained   for   the   Series   1995-1
Certificateholders, as described in this Article IV.

      SECTION  IV.2  Establishment  of  Series  Principal  Account,   Spread
Account, Negative Carry Reserve Fund and Liquidity Reserve Account.

            (a)   Series Principal Account.

                  (i)   On or  prior  to  the  commencement  of an  Investment
      Period, an Early  Amortization  Period or the Accumulation  Period,  the
      Master    Trustee,    for   the    benefit   of   the   Series    1995-1
      Certificateholders,  shall  establish  and  maintain  in the name of the
      Master Trust an Eligible  Deposit Account bearing a designation  clearly indicating that the funds deposited  therein are held for the benefit of the Series 1995-1  Certificateholders  (the "Series Principal Account").
      The Master Trust Trustee shall possess all right,  title and interest in all funds on deposit from time to time in the Series  Principal  Account and in  all  proceeds  thereof.  Pursuant  to  authority  granted  to it pursuant to Section  3.01(b) of the  Agreement,  the Servicer shall have the  revocable  power to instruct the Master  Trust  Trustee to withdraw funds from the Series Principal  Account for the purpose of carrying out the  duties  of the  Servicer  under  this  Series  Supplement  and  the
      Agreement.  The Servicer at all times shall  maintain  accurate  records reflecting each transaction in the Series Principal Account.

                  (ii)  Funds  on  deposit  in the  Series  Principal  Account overnight  or for a longer  period  shall at all  times be  invested  in
      Eligible  Investments  at the  direction  of the  Servicer or its agent, subject to the  restrictions  set forth in the  Agreement and subject to the requirement  that each such Eligible  Investment shall have a stated
      maturity  on or prior to the  following  Transfer  Date (or such  longer maturity  as shall be allowed  upon  satisfaction  of the Series  1995-1
      Rating Agency  Condition).  Net interest and earnings  (less  investment expenses) on funds on deposit in the Series Principal  Account,  if any, shall be allocated  and  distributed  as provided in Section  4.03(a) or
      Section 4.04, as applicable.

            (b)   Spread Account.

                  (i)   On or prior to the 1990 Trust  Termination  Date,  the
      Master   Trust   Trustee,   for  the   benefit  of  the  Series   1995-1
      Certificateholders,  shall cause to be established and maintained in the name  of the  Master  Trust,  an  Eligible  Deposit  Account  bearing  a designation  clearly  indicating  that the funds  deposited  therein are held  for the  benefit  of the  Series  1995-1  Certificateholders  (the
      "Spread  Account").  The Master Trust  Trustee  shall possess all right, title  and  interest  in all funds on  deposit  from time to time in the
      Spread  Account  and in all  proceeds  thereof.  Pursuant  to  authority granted  to it  pursuant  to  Section  3.01(b)  of  the  Agreement,  the
      Servicer  shall have the  revocable  power to instruct  the Master Trust
      Trustee to  withdraw  funds from the Spread  Account  for the purpose of carrying  out the duties of the  Servicer  under this Series  Supplement and the  Agreement.  The Servicer at all times shall  maintain  accurate records  reflecting each  transaction in the Spread  Account.  As of the
      1990 Trust  Termination  Date,  the Servicer shall cause to be deposited in the  Spread  Account  an  amount  equal  to  the  lesser  of (A)  the
      Projected Spread as of the immediately  preceding  Transfer Date and (B)
      the  amount  of  funds  on  deposit  in the 1990  Trust  Spread  Account multiplied  by a  fraction,  the  numerator  of which  is the  Projected
      Spread  as  of  the  immediately   preceding   Transfer  Date,  and  the
      denominator  of which is the  projected  spreads  as of the  immediately preceding  Transfer  Date for all  outstanding  Series which have spread accounts.

                  (ii)  Funds on deposit in the Spread  Account  overnight  or for a  longer  period  shall  at  all  times  be  invested  in  Eligible
      Investments  at the  direction of the Servicer or its agent,  subject to the  restrictions  set  forth  in  the  Agreement  and  subject  to  the requirement  that  each such  Eligible  Investment  shall  have a stated
      maturity on or prior to the following  Transfer  Date.  Net interest and earnings  (less  investment  expenses) on funds on deposit in the Spread
      Account,  if any,  shall be  allocated  and  distributed  as provided in
      Section 4.04.

                  (iii) On  any   Transfer   Date  related  to  a  Due  Period
      commencing after the 1990 Trust  Termination Date on which the amount of funds on  deposit in the Spread  Account is greater  than the  Projected
      Spread on such Transfer  Date, the Servicer shall withdraw the amount of such excess from the Spread  Account and allocate and pay such excess to the  Seller.  On the  Transfer  Date  related  to the Due  Period  which follows the Fully Funded Date,  the Servicer  shall  withdraw the amount of funds on deposit  in the Spread  Account  and  allocate  and pay such amount to the Seller.

            (c)   Negative Carry Reserve Fund.

                  (i)   On or  prior  to  the  commencement  of an  Investment
      Period, an Early  Amortization  Period or the Accumulation  Period,  the
      Master   Trust   Trustee,   for  the   benefit  of  the  Series   1995-1
      Certificateholders,  shall  establish  and  maintain  in the name of the
      Master  Trust  Trustee,  on  behalf of the  Master  Trust,  an  Eligible
      Deposit Account bearing a designation  clearly indicating that the funds deposited  therein  are  held  for  the  benefit  of the  Series  1995-1
      Certificateholders  (the  "Negative  Carry  Reserve  Fund").  The Master
      Trust Trustee  shall possess all right,  title and interest in all funds on deposit from time to time in the Negative  Carry  Reserve Fund and in all proceeds  thereof.  Pursuant to authority  granted to it pursuant to
      Section 3.01(b) of the Agreement,  the Servicer shall have the revocable power to instruct  the Master Trust  Trustee to withdraw  funds from the
      Negative  Carry  Reserve Fund for the purpose of carrying out the duties of the Servicer  under this Series  Supplement  and the  Agreement.  The
      Servicer at all times shall maintain  accurate  records  reflecting each transaction in the Negative Carry Reserve Fund.

                  (ii)   Funds on deposit in the Negative  Carry  Reserve Fund
      overnight  or for a longer  period  shall at all  times be  invested  in
      Eligible  Investments  at the  direction  of the  Servicer or its agent, subject to the  restrictions  set forth in the  Agreement and subject to the requirement  that each such Eligible  Investment shall have a stated
      maturity on or prior to the following  Transfer  Date.  Net interest and earnings (less investment  expenses) on funds on deposit in the Negative
      Carry  Reserve  Fund,  if any,  shall be allocated  and  distributed  as provided in Section 4.03(a) or Section 4.04, as applicable.

            (d)   Liquidity Reserve Account.

                  (i)   The  Master  Trust  Trustee,  for the  benefit  of the
      Seller,  shall  establish  on or prior to the  commencement  of an Early
      Amortization  Period or an Investment Period and maintain or cause to be established  and maintained in the name of the Master Trust Trustee,  an
      Eligible Deposit Account bearing a designation  clearly  indicating that the funds deposited  therein are held for the benefit of the Seller (the
      "Liquidity  Reserve  Account").  The  Seller  shall  possess  all right, title  and  interest  in all funds on  deposit  from time to time in the
      Liquidity  Reserve  Account  and  in  all  proceeds  thereof;  provided, however,  that no funds on  deposit  in the  Liquidity  Reserve  Account shall be paid to the Seller if such  payment  would  reduce the funds in such  account  below  an  amount  equal  to the  Available  Subordinated
      Amount.  Pursuant  to  authority  granted  to  it  pursuant  to  Section
      3.01(b) of the Agreement,  the Servicer  shall have the revocable  power to  instruct  the  Master  Trust  Trustee  to  withdraw  funds  from the
      Liquidity  Reserve Account for the purpose of fulfilling the obligations of the Seller  under  this  Series  Supplement  and the  Agreement.  The
      Servicer  at  all  times  shall  maintain  accurate  records  reflecting transactions in the Liquidity Reserve Account.

                  (ii)  Funds on  deposit  in the  Liquidity  Reserve  Account overnight  or for a longer  period  shall at all  times be  invested  in
      Eligible  Investments  at the  direction  of the  Seller  or its  agent, subject to the  restrictions  set forth in the  Agreement.  Any Eligible
      Investment  with a  stated  maturity  shall  mature  on or  prior to the
      following   Transfer   Date.   All  net  interest  and  earnings   (less
      investment  expenses)  on  funds on  deposit  in the  Liquidity  Reserve
      Account,  if any,  shall be paid to the  Seller.  On any  Transfer  Date commencing after the 1990 Trust  Termination Date on which the amount on
      deposit  in  the  Liquidity   Reserve   Account  exceeds  the  Available
      Subordinated  Amount as of the end of such Transfer  Date,  the Servicer shall  withdraw  the amount of such  excess from the  Liquidity  Reserve
      Account and allocate and pay such excess to the Seller.

            (e)   Replacement  Series 1995-1  Accounts.  If, at any time,  any of the Series 1995-1 Accounts ceases to be an Eligible  Deposit  Account,  the
Master Trust  Trustee (or the  Servicer on its behalf)  shall upon the earlier of (a) 30 calendar days, or (b) the next Determination  Date,  establish a new
Series 1995-1  Account  meeting the  conditions  specified in paragraphs  (a),
(b),  (c) or (d) above,  as  applicable,  as an Eligible  Deposit  Account and shall  transfer  any cash  and/or any  investments  to such new Series  1995-1
Account.  Neither the Seller,  the Servicer nor any person or entity  claiming by,  through or under the  Seller,  the  Servicer or any such person or entity shall have any  right,  title or  interest  in, or any right to  withdraw  any amount from, any Series 1995-1 Account, except as expressly provided herein.

            (f)   Special    Servicer    Agent.    Promptly    following   the
commencement of an Investment  Period and effective for the duration  thereof, the Servicer  shall select and appoint an agent,  which  initially will be the
Master Trust Trustee (the "Special  Servicer  Agent") as the Servicer's  agent for purposes of selecting  investments  as described in this Section  4.02(f).
The Special  Servicer  Agent will be  compensated  by the Servicer and will be obligated  to perform its duties  hereunder  whether or not it  receives  such compensation.  Notwithstanding  any other  provision  of this  Section 4.02 or
Section 4.03 or Section 4.04 of the Agreement,  during any Investment  Period, funds on  deposit  in the  Series  1995-1  Accounts  will be  invested  at the direction of the Special  Servicer Agent in Eligible  Investments  selected by
the  Special  Servicer  Agent,  and  on  each   Distribution  Date  during  an
Investment  Period,  the Special  Servicer Agent shall deliver a report to the
Servicer,   the   Master   Trust   Trustee   and   to   each   Series   1995-1
Certificateholder  which  shall  state,  as of the last day of the related Due
Period,  the aggregate amount of funds invested by the Special Servicer Agent, a brief  description  of each  Eligible  Investment  in which  such  funds are invested and the amount  invested in each such Eligible  Investment,  the rate of interest  applicable  to each such  Eligible  Investment  and the rating of each such  Eligible  Investment.  The  Special  Servicer  Agent  shall not (i)
acquire  or  dispose  of  Eligible  Investments  for the  primary  purpose  of recognizing  gains or decreasing losses resulting from market value changes or
(ii)  dispose of  Eligible  Investments  prior to  maturity  at less than face value.  The  Special  Servicer  Agent  may  be  removed  at  any  time  by the
Servicer;  provided  that,  prior to such  removal,  (i) a  successor  Special
Servicer  Agent shall have been  selected by the  Servicer  and  accepted  its appointment  and (ii) the  Series 1995-1 Rating  Agency  Condition  shall have been satisfied  prior to the  effectiveness  of such  appointment.  So long as the Master Trust Trustee is acting as the Special  Servicer Agent, the Special
Servicer  Agent shall be entitled  to the same rights and  remedies  under the
Agreement as the Master Trust Trustee.

      SECTION IV.3 Application of Class A-4 Investor Certificate  Collections
Prior to the 1990 Trust Termination Date.

            (a)   Class A-4  Investor  Certificate  Interest  Collections.  On
each  Distribution  Date related to a Due Period  commencing prior to the 1990
Trust  Termination  Date, the Master Trust Trustee,  acting in accordance with instructions  from the  Servicer,  shall apply Class A-4 Investor  Certificate
Interest  Collections  for such  Due  Period  and  Investment  Income  for the related  Distribution  Period in the  following  amounts and in the  following order of priority:

                  (i)   Monthly   Interest.   An  amount   equal  to   Monthly
      Interest for the related  Distribution  Period plus any Monthly Interest due  with  respect  to any  prior  Distribution  Period  not  previously
      distributed  to  the  Series  1995-1   Certificateholders   on  a  prior
      Distribution  Date, plus to the extent permitted by law, interest at the
      Certificate  Rate that has  accrued  on  Monthly  Interest  that was due pursuant to this clause (i) but was not  previously  distributed  to the
      Series 1995-1  Certificateholders  on a prior Distribution Date shall be deposited in the Distribution Account.

                  (ii)  Negative  Carry Reserve Fund Deposit  Amount.  For any
      Distribution   Date  related  to  a  Due  Period   occurring  during  an
      Investment  Period or an Early  Amortization  Period, an amount equal to the Negative  Carry  Reserve  Fund Deposit  Amount shall be deposited in the Negative Carry Reserve Fund.

                  (iii)   Allocation  to  Seller.   Any  remaining  Class  A-4
      Investor  Certificate  Interest  Collections  for the related Due Period and  Investment  Income for the  related  Distribution  Period  shall be allocated and paid to the Seller.

If during  any  Investment  Period  or Early  Amortization  Period,  Class A-4
Investor  Certificate  Interest  Collections  for the  related  Due Period and
Investment  Income for the related  Distribution  Period are not sufficient to make all  distributions  required  by Section  4.03(a)(i),  the  Master  Trust
Trustee  shall  withdraw  funds from the  Negative  Carry  Reserve Fund to the extent of such  insufficiency and apply such funds in the same manner as Class
A-4   Investor   Certificate   Interest   Collections   pursuant   to  Section
4.03(a)(i).  The Negative  Carry  Subordinated  Amount shall be reduced by the product  of (i) the  amount so  applied  and (ii)  1.00 plus the  Subordinated
Percentage.

            (b)   Class A-4 Investor  Certificate  Principal  Collections.  On
each Transfer Date related to a Due Period  commencing prior to the 1990 Trust
Termination  Date  and  occurring   during  an  Investment   Period  or  Early
Amortization  Period,  the Master Trust  Trustee,  acting in  accordance  with instructions  from the Servicer,  shall withdraw from the Collections  Account and apply Class A-4 Investor Certificate  Principal  Collections,  if any, for
the related Due Period in the following  amounts and in the following order of priority:

                  (i)   Invested  Amount and Negative  Carry  Reserve Fund. On
      a pro rata  basis  between  clauses  (x) and  (y),  an  amount  equal to
      (x) the  excess of the  Invested  Amount over the amount of all previous deposits  to the  Series  Principal  Account  pursuant  to this  Section
      4.03(b)(i)  shall be  deposited  in the  Series  Principal  Account  and
      (y) the  Negative  Carry  Reserve  Fund Deposit  Amount  (reduced by the amount deposited pursuant to Section  4.03(a)(ii)) shall be deposited in the Negative Carry Reserve Fund.

                  (ii)  Allocation  to  Seller.   Any   remaining   Class  A-4
      Investor Certificate  Principal Collections for such Due Period shall be allocated and paid to the Seller.

      SECTION  IV.4  Application  of  Available  Certificateholder  Interest
Collections After the 1990 Trust Termination Date.

            (a)   Application   of  Available   Certificateholder   Interest
Collections  Prior to the Fully Funded Date.  On each Transfer Date related to a Due  Period  commencing  after the 1990  Trust  Termination  Date but ending prior  to  the  Fully  Funded  Date,  the  Master  Trust  Trustee,  acting  in
accordance  with  instructions  from  the  Servicer,   shall  apply  Available
Certificateholder  Interest  Collections  for such Due Period in the following amounts and in the following order of priority:

                  (i)   Investor   Servicing  Fee.  An  amount  equal  to  the
      Investor  Servicing Fee for such Due Period (unless such amount has been netted against  deposits to the Collections  Account or waived) shall be allocated and paid to the Servicer.

                  (ii)  Monthly   Interest.   An  amount   equal  to   Monthly
      Interest  for the  Distribution  Period,  plus any Monthly  Interest due with  respect  to any  prior  Distribution  Period  but  not  previously
      distributed  to  the  Series  1995-1   Certificateholders   on  a  prior
      Distribution  Date,  plus to the  extent  permitted  by law,  additional interest at the Certificate Rate for such  Distribution  Period that has accrued on Monthly  Interest  that was due  pursuant to this clause (ii)
      but   was   not   previously    distributed   to   the   Series   1995-1
      Certificateholders  on a prior  Distribution  Date shall be deposited in the Distribution Account.

                  (iii) Investor  Dealer Note  Losses.  An amount equal to the
      Investor  Dealer  Note  Losses,  if any,  for such Due  Period  shall be reimbursed by being treated as Investor  Principal  Collections for such
      Transfer Date.

                  (iv)  Reimbursement  of  Investor  Charge-Offs.   An  amount
      equal to the aggregate amount of unreimbursed Investor  Charge-Offs,  if any, for any prior Due Period shall be  reimbursed  by being  treated as
      Investor Principal Collections for such Transfer Date.

                  (v)   Spread  Account  Deposit  Amount.  An amount  equal to
      the Spread Account Deposit Amount,  if any, for such Transfer Date shall be deposited into the Spread Account.

                  (vi)  Deferred  Investor  Servicing  Fee. An amount equal to the aggregate  outstanding  amounts of the Investor  Servicing Fee which have been  previously  waived  pursuant  to Section  3.01  (unless  such amounts  have been  waived  again)  shall be  allocated  and paid to the
      Servicer.

                  (vii) Reinstatement  of Available  Subordinated  Amount.  An
      amount equal to the excess, if any, of the Maximum  Subordinated  Amount as of  the  end  of the  preceding  Transfer  Date  over  the  Available
      Subordinated  Amount as of the end of the preceding  Transfer Date shall
      be  (A) during  the  Revolving  Period  or  the   Accumulation   Period,
      allocated and paid to the Seller or  (B) during an Investment  Period or an  Early  Amortization  Period,  deposited  in  the  Liquidity  Reserve
      Account,  and in either case the Available  Subordinated Amount shall be reinstated by the amount of such payment or deposit.

                  (viii)      Excess  Interest   Collections.   Any  remaining
      Available  Certificateholder  Interest  Collections  shall be treated as
      Excess Interest Collections,  and applied pursuant to Section 4.03(f) of the Agreement.

If Available  Certificateholder  Interest  Collections  are not  sufficient to satisfy each of the applications  described in clauses (i) through (vii) above on any  Transfer  Date,  then Excess  Interest  Collections  from other Series allocable  to Series  1995-1  will be applied as  Available  Certificateholder
Interest  Collections in the priority and the manner  described in clauses (i)
through  (vii)  above.  If  Excess  Interest  Collections  are  less  than the shortfalls  for all Series that  provide for  allocations  of Excess  Interest
Collections,   such  Excess  Interest   Collections   shall  be  allocable  to
shortfalls  for Series  1995-1 and any other  Series that so provides pro rata based on the relative amounts of each Series' shortfall.

            (b)   Monthly  Interest  After  the  Fully  Funded  Date.  On each
Transfer Date related to a Due Period  commencing after the Due Period related to the Fully Funded Date, the Master Trust Trustee,  acting in accordance with instructions  from  the  Servicer,  shall  apply  Available  Certificateholder
Interest  Collections  for such  Due  Period  in an  amount  equal to  Monthly
Interest  for the  Distribution  Period,  plus any Monthly  Interest  due with respect to any prior  Distribution  Period but not  previously  distributed to the Series 1995-1  Certificateholders  on a prior  Distribution  Date, plus to the extent permitted by law,  additional interest at the Certificate Rate that has  accrued  on  Monthly  Interest  that  was  due  but  was  not  previously distributed to the Series 1995-1  Certificateholders  on a prior  Distribution
Date,  which  amount  shall be  deposited  in the  Distribution  Account.  Any remaining Available  Certificateholder  Interest Collections shall be retained in the accounts in which they were  generated  and  invested.  If such amounts are  insufficient  to pay  Monthly  Interest,  funds up to such  insufficiency shall be withdrawn  from the Negative  Carry Reserve Fund and applied for such purpose.  The  Negative  Carry  Subordinated  Amount  shall be  reduced by the product of (i) the  amount so  applied  and  (ii) 1.00  plus the  Subordinated
Percentage.

      SECTION  IV.5   Application  of  Available   Seller's  Finance  Charge
Collections,  Spread  Account,  Liquidity  Reserve Account and Negative Carry
Reserve Fund to Deficiency Amount.

            (a)   On each  Transfer  Date  commencing  after  the  1990  Trust
Termination  Date,  the Servicer shall  determine the amount (the  "Deficiency
Amount"),  if any, by which the amount of the entire  allocations  required on such Transfer Date by Sections  4.04(a)(i)  through (iv) exceeds the amount of
Available  Certificateholder  Interest  Collections  for such Due  Period  and
Excess Interest Collections  allocated to Series 1995-1 on such Transfer Date, if any, for the related Due Period.

            (b)   If the  Deficiency  Amount for any Transfer  Date is greater than zero, the Master Trust Trustee,  acting in accordance  with  instructions from the Servicer,  shall apply available funds from the following  sources in
the   following   order  of  priority   in  the  same   manner  as   Available
Certificateholder  Interest  Collections,  each of  which  applications  shall reduce such  Deficiency  Amount (all such available funds being the "Available
Draw Funds" for such Transfer Date):

                  (i)   Available Seller's Finance Charge Collections;

                  (ii)  funds on deposit in the Spread Account;

                  (iii) for any Transfer Date occurring  during any Investment
      Period or Early Amortization  Period,  funds on deposit in the Liquidity
      Reserve Account;

provided,  however,  that the amount applied  pursuant to this Section 4.05(b)
shall not exceed the Draw Amount. The Available  Subordinated  Amount shall be reduced by the aggregate  amount of Available  Draw Funds applied  pursuant to this Section 4.05(b).

            (c)   If during any Investment Period,  Early Amortization  Period or Accumulation  Period,  Available  Certificateholder  Interest  Collections,
Excess Interest  Collections and Available Draw Funds applied pursuant to this
Article IV are insufficient to make all the applications  described in Section
4.04(a)(ii)  or 4.04(b),  the Master Trust Trustee shall  withdraw  funds from the  Negative  Carry  Reserve  Fund and apply such funds in the same manner as
Available   Certificateholder   Interest   Collections   pursuant  to  Section
4.04(a)(ii)  or  4.04(b).  If such  funds  are  applied  pursuant  to  Section
4.04(a)(ii),  the Deficiency  Amount shall be reduced by the amount so applied and the Negative Carry Subordinated  Amount shall be reduced by the product of
(i) the amount so applied and (ii) 1.00 plus the Subordinated Percentage.

            (d)   If all of the amounts  applied  pursuant to Section  4.05(a)
and (b) are insufficient to make the entire  application  described in Section
4.04(a)(iii),  the  Available  Subordinated  Amount  shall be reduced (but not below  zero) by the  amount  of such  deficiency  and any  remaining  Investor
Dealer  Note  Losses  shall be deemed to be  reimbursed  to the extent of such reduction.

      SECTION IV.6  Investor  Charge-Offs.  If, for any Transfer Date on which the Available  Subordinated  Amount equals or is reduced to zero (after giving effect to the allocations, distributions,  withdrawals and deposits to be made on such Transfer  Date) and the  Deficiency  Amount for such Transfer Date (as
reduced  by  the  applications   required  by  Section  4.05  of  this  Series
Supplement) is greater than zero, the Invested  Amount shall be reduced by the lesser of (i) such  remaining  Deficiency  Amount for such  Transfer  Date and
(ii) the amount of  Investor  Dealer  Note  Losses for the  related Due Period remaining  unreimbursed  after all  applications of funds or reductions of the
Available  Subordinated Amount pursuant to Sections 4.04 and 4.05 (such lesser amount being an "Investor Charge-Off").

      SECTION IV.7 Application of Seller's Finance Charge  Collections  After
the 1990 Trust Termination Date.

            (a)   Application   of   Available   Seller's   Finance   Charge
Collections.  On each Transfer Date related to a Due Period  commencing  after the  1990  Trust  Termination  Date,  the  Master  Trust  Trustee,  acting  in accordance with instructions from the Servicer,  shall withdraw and apply from the  Collections  Account to the extent of Available  Seller's  Finance Charge
Collections for such Due Period,  the following amounts in the following order of priority:

                  (i)   On each  Transfer  Date  related  to a Due  Period for
      which a  Deficiency  Amount  exists,  the  amount  required  by  Section
      4.05(b)(i) shall be applied as specified in Section 4.05(b).

                  (ii)  On each  Transfer  Date  related  to a Due  Period (x)
      occurring  during  an  Investment  Period  or (y)  commencing  after the
      Accumulation  Period  Commencement Date, an amount equal to the Negative
      Carry  Reserve  Fund  Deposit  Amount  for such  Transfer  Date shall be deposited in the Negative Carry Reserve Fund.

                  (iii) On  each   Transfer  Date  related  to  a  Due  Period
      occurring during an Investment Period or an Early  Amortization  Period,
      the amount,  if any, by which the  Available  Subordinated  Amount as of the end of such  Transfer Date exceeds the amount of funds on deposit in the  Liquidity  Reserve  Account  shall be  deposited  in the  Liquidity
      Reserve Account.

                  (iv)  On  each   Transfer  Date  related  to  a  Due  Period
      occurring during an Early  Amortization  Period,  an amount equal to the
      Negative  Carry Reserve Fund Deposit Amount for such Transfer Date shall be deposited in the Negative Carry Reserve Fund.

                  (v)   On  each  Transfer  Date  on  which  the  full  Spread
      Account Deposit Amount was not deposited in the Spread Account  pursuant to Section  4.04(a)(v),  an amount equal to the shortfall in such Spread
      Account Deposit Amount shall be deposited in the Spread Account.

                  (vi)  Any  remaining   Available   Seller's  Finance  Charge
      Collections  for the related Due Period shall be  allocated  and paid to the Seller.

            (b)   Application of Series Allocable Finance Charge  Collections
to the  Seller.  On each  Transfer  Date  related to a Due  Period  commencing after the 1990 Trust  Termination  Date, the Master Trust  Trustee,  acting in accordance  with  instructions  from the  Servicer,  shall  withdraw  from the
Collections  Account and allocate and pay to the Seller an amount equal to the product  of (i) the  result of the  Excess  Seller's  Percentage  for such Due
Period minus the Required  Excess Seller  Interest  Percentage and (ii) Series
Allocable Finance Charge Collections for such Due Period.

      SECTION IV.8  Application  of Series  Allocable  Principal  Collections
After the 1990 Trust  Termination  Date.  On each  Business Day after the 1990
Trust  Termination  Date, the Master Trust Trustee,  acting in accordance with instructions  from the Servicer,  shall withdraw  Series  Allocable  Principal
Collections for such Business Day from the Collections  Account and apply such funds in the following amounts:

            (a)   Investor  Principal  Collections  During  Revolving  Period.
During  the  Revolving   Period,   an  amount  equal  to  Investor   Principal
Collections  for such  Business  Day  shall be  treated  as  Shared  Principal
Collections,  and applied,  pursuant to the written direction of the Servicer, pursuant to Section 4.03(e) of the Agreement.

            (b)   Investor Principal  Collections during Accumulation Period,
Investment  Period,  or Early  Amortization  Period.  During the  Accumulation
Period,  any Investment  Period, or any Early  Amortization  Period,  Investor
Principal  Collections  for such Business Day shall be allocated to the Series
1995-1  Certificateholders  and deposited into the Series Principal Account to the extent the Invested Amount as of the preceding  Distribution  Date exceeds the  amount  of funds on  deposit  in the  Series  Principal  Account  on such
Business Day;  provided,  however,  that for each Business Day of a Due Period occurring during the  Accumulation  Period,  the amount of Investor  Principal
Collections  deposited in the Series  Principal  Account on such Business Day, when  added  to  the  amount  of  Investor  Principal  Collections  previously deposited in the Series  Principal  Account during such Due Period,  shall not exceed  the  Controlled  Deposit  Amount  for such Due  Period.  Any  Investor
Principal  Collections  remaining  after  the  applications  described  in the preceding  sentence  shall be treated  as Shared  Principal  Collections,  and applied,  pursuant  to the  written  direction  of the  Servicer,  pursuant to
Section 4.03(e) of the Agreement.

            (c)   Seller's   Principal   Collections  During  the  Revolving
Period.  During the Revolving Period, all Seller's  Principal  Collections for
such  Business  Day shall be  allocated  as follows:  first,  Excess  Seller's
Principal  Collections  shall be retained in the Excess Funding Account to the extent  necessary to maintain the Master Trust Seller's  Interest at an amount equal to (or, in the Seller's  discretion,  greater  than) the Minimum  Master
Trust Seller's Interest,  second,  Available  Seller's  Principal  Collections shall be retained in the Excess  Funding  Account to the extent  necessary  to maintain the Master Trust Seller's  Interest at an amount equal to (or, in the
Seller's   discretion,   greater  than)  the  Minimum  Master  Trust  Seller's
Interest,  and third, all remaining  Seller's  Principal  Collections shall be paid to the Seller.

            (d)   Seller's Principal  Collections During Accumulation Period,
Investment Period or Early Amortization Period.

                  (i)   During the  Accumulation  Period,  Available  Seller's
      Principal  Collections  for such  Business Day shall be deposited in the
      Negative  Carry  Reserve Fund in an amount  equal to the Negative  Carry
      Reserve Fund Deposit Amount  (reduced by the amount  deposited  pursuant to Section  4.07(a)(ii)).  Any remaining  Available  Seller's  Principal
      Collections  for such  Business Day shall be  allocated  and paid to the
      Seller.

                  (ii)  During  any Early  Amortization  Period or  Investment
      Period (prior to the Fully Funded Date),  Available  Seller's  Principal
      Collections  for such Business Day shall be, on a pro rata basis between clauses  (A) and (B) below based on the  respective  amounts  owed,  (A)
      deposited in the Liquidity  Reserve  Account to the extent the Available
      Subordinated Amount as of the end of the immediately  preceding Transfer
      Date  exceeds  the amount of funds on deposit in the  Liquidity  Reserve
      Account (including amounts deposited pursuant to Section  4.07(a)(iii)), and (B) deposited in the Negative  Carry Reserve Fund in an amount equal to the  Negative  Carry  Reserve  Fund  Deposit  Amount  (reduced by the amounts  deposited  pursuant to by Sections  4.07(a)(ii)  and  (a)(iv)).
      The amounts required to be deposited  pursuant to the preceding sentence shall be reduced  by the amount of  Available  Seller's  Finance  Charge
      Collections  deposited  in  the  Negative  Carry  Reserve  Fund  or  the
      Liquidity  Reserve  Account,  as  applicable,  on such Business Day. Any remaining  Available  Seller's  Principal  Collections for such Business
      Day shall be allocated and paid to the Seller.

                  (iii) During the Accumulation  Period, any Investment Period
      or  any  Early  Amortization   Period,  all  Excess  Seller's  Principal
      Collections  for such  Business Day shall be  allocated  and paid to the
      Seller.

                  (iv)  Notwithstanding  anything to the contrary set forth in this  Section  4.08(d),  to the  extent  any  payment  to the  Seller of
      Available  Seller's  Principal  Collections or Excess Seller's Principal
      Collections  would cause the Master Trust  Seller's  Interest to be less than the Minimum  Master Trust Seller's  Interest,  such amount shall be retained  in the  Excess  Funding  Account to the  extent  necessary  to maintain the Master Trust  Seller's  Interest at an amount equal to (or, in the  Seller's  discretion,  greater  than) the Minimum  Master  Trust
      Seller's Interest.

      SECTION IV.9  Shared Principal Collections.

            (a)   That  portion  of  Shared  Principal   Collections  for  any
Business  Day  equal  to  the  amount  of  Series  1995-1   Shared   Principal
Collections  for such Business Day will be allocated to Series 1995-1 and will be applied in the same manner as Investor  Principal  Collections  pursuant to
Section 4.08(b).

            (b)   "Series 1995-1 Shared Principal  Collections,"  with respect to any Business Day commencing  after the 1990 Trust  Termination  Date, shall mean an  amount  equal  to the  Series  1995-1  Principal  Shortfall  for such
Business Day;  provided,  however,  that,  if the  aggregate  amount of Shared
Principal  Collections  for all Series for such  Business Day is less than the aggregate  amount of  Principal  Shortfalls  for all Series for such  Business
Day,  then Series 1995-1 Shared  Principal  Collections  for such Business Day shall equal the  product of (x) Shared  Principal  Collections  for all Series
for  such  Business  Day and (y) a  fraction,  the  numerator  of which is the
Series 1995-1  Principal  Shortfall for such Business Day and  denominator  of which is the aggregate amount of Principal  Shortfalls for all Series for such
Business Day.

      SECTION  IV.10  Distributions  to Series 1995-1  Certificateholders.  On
each Transfer Date, after all allocations to the Distribution  Account and the
Series  Principal  Account for the related  Transfer Date have been made,  the
Master  Trust  Trustee,  acting  in  accordance  with  instructions  from  the
Servicer,  shall transfer to the Distribution  Account the funds on deposit in the  Series  Principal  Account  and  shall  make,  without  duplication,  the following distributions from the Distribution Account:

            (a)   Interest   Distributions.    On   each   Distribution   Date
(including the Expected  Payment Date),  Monthly  Interest will be distributed to the Series  1995-1  Certificateholders  as accrued  interest  on the 1995-1
Certificates.  To the extent any  interest is due but not  distributed  on any such  Distribution  Date,  such amount will be  distributed  on the  following
Distribution  Date,  along with, to the extent  permitted by law,  interest at the Certificate Rate on such amount.

            (b)   Expected  Payment  Date.  On the Expected  Payment  Date, in
addition  to the  amount  described  in (a)  above,  amounts on deposit in the
Series Principal  Account will be distributed as principal (up to a maximum of
the  Invested  Amount  on  such  Distribution   Date)  on  the  Series  1995-1
Certificates.

            (c)   Early   Amortization   Period.  On  each  Distribution  Date
related to a Due Period  occurring  during an Early  Amortization  Period,  in addition  to the  amount  described  in (a)  above,  amounts on deposit in the
Series Principal  Account will be distributed as principal (up to a maximum of
the  Invested  Amount  on  such  Distribution   Date)  on  the  Series  1995-1
Certificates;  provided,  however,  that  upon  the  occurrence  of  an  Early
Amortization  Event described in clause (a) of Section 6.01,  distributions in respect of the Invested  Amount will  commence on the  immediately  succeeding
Distribution Date.

            (d)   Early  Distributions.  On any Early  Distribution  Date, the
amount  on  deposit  in  the  Series   Principal   Account  treated  as  Early
Distribution  Amounts will be  distributed  as principal on the Series  1995-1
Certificates for which an Early Distribution election has been made.

      SECTION  IV.11  Accumulation   Period  Length;   Accumulation   Period
Commencement  Date.  On or prior to the first Due Period  which is nine months prior  to the  Due  Period  related  to the  Distribution  Date  which  is the
Expected  Payment Date,  the Servicer shall  determine in its sole  discretion the Accumulation  Period Length and the Accumulation  Period Commencement Date
and,  promptly  following  such  determination,  the Servicer shall notify the
Master Trust Trustee and the Rating Agencies in writing of such determination.

      SECTION   IV.12   Partial   Month  Due  Period.   The   allocation   and
distribution   provisions  in  this  Series  Supplement  are  based  upon  the assumptions  that each Due Period  will be a calendar  month and that each Due
Period  will  have a  unique  related  Transfer  Date and  Distribution  Date.
However,  under  certain  circumstances  (such as the  occurrence  of an Early
Amortization  Event or Investment  Event), the Revolving Period could end on a date other than the last day of a calendar  month (the  period  from the first day of such month (the  "Subject  Month")  to and  including  the date of such occurrence  being referred to herein as the  "Revolving  Due Period"),  and an
Early Amortization  Period or Investment Period could commence on a date other than the first day of a calendar  month (the period from such other date until the  last  day  of the  Subject  Month  being  the  "Amortizing/Investing  Due
Period").  If such a circumstance  occurs,  then the Servicer,  the Seller and the Master Trust Trustee shall observe the following rules:

                  (i)   the Transfer  Date for both the  Revolving  Due Period
      and the  Amortizing/Investing  Due Period shall be the date on which the
      Transfer  Date  would have  occurred  if the  Subject  Month had been an ordinary Due Period;

                  (ii)  the  allocations and  distributions  of Finance Charge
      Collections  (and all items  derived  from Finance  Charge  Collections, such as Available  Certificateholder  Interest Collections and Available
      Seller's  Finance Charge  Collections)  and Dealer Note Losses occurring during the Subject  Month shall be made as if the Subject Month were one
      Due Period,  without any  distinction  between the  Revolving Due Period and the Amortizing/Investing Due Period; and

                  (iii) two separate sets of allocations and  distributions of
      Principal   Collections   (and  all   items   derived   from   Principal
      Collections,   such  as  Investor  Principal  Collections  and  Seller's
      Principal  Collections)  shall be made on such Transfer Date,  according
      to  whether  such  Principal   Collections   were  received  during  the
      Revolving Due Period (in which case allocations and distributions  shall
      be   made  as   provided   in   Sections   4.08(a)   and   (c))  or  the
      Amortizing/Investing   Due  Period  (in  which  case   allocations   and
      distributions shall be made as provided in Sections 4.08(b) and (d)).

      SECTION IV.13 Closing Date  Allocations.  On the Closing Date,  proceeds from the issuance of the Series 1995-1  Certificates in an amount equal to the product  of (a) 16  divided  by 30 and (b) the  quotient  of (i) the  Invested
Amount  multiplied by the  Certificate  Rate,  divided by (ii) twelve shall be deposited and held in the Collections  Account until the Transfer Date related to the first  Distribution  Date for  Series  1995-1,  and shall be applied as
Class A-4 Investor  Certificate Interest  Collections.  The first Distribution
Date for Series 1995-1 shall be July 25, 1995.

                                   ARTICLE V
                           DISTRIBUTIONS AND REPORTS
                      TO SERIES 1995-1 CERTIFICATEHOLDERS

      SECTION V.1  Distributions.

            (a)   The Paying Agent shall  distribute (in  accordance  with the
Monthly  Servicer  Certificate  and  Settlement  Statement  delivered  by  the
Servicer to the Master Trust Trustee and the Paying Agent  pursuant to Section
3.04(d) of the  Agreement) to each Series 1995-1  Certificateholder  of record on the  preceding  Record Date (other than as provided in Section 12.02 of the
Agreement  respecting a final distribution) (i) on each Distribution Date such
Certificateholder's   pro  rata  share  (based  on  the  aggregate  fractional
undivided  interests  represented  by the Series 1995-1  Certificates  held by such  Certificateholder)  of the  amounts  on  deposit  in the  Series  1995-1
Accounts  as is  payable  to the  Series  1995-1  Certificateholders  on  such
Distribution  Date  pursuant to Sections 4.10 (a), (b) and (c) and (ii) on the
Early  Distribution  Date, for each Series 1995-1  Certificateholder  that has elected to  receive  an Early  Distribution,  such  Certificateholder's  Early
Distribution Amount pursuant to Section 4.10(d).

            (b)   Except as provided in Section  12.03 of the  Agreement  with
respect   to  a   final   distribution,   distributions   to   Series   1995-1
Certificateholders  hereunder  shall be made by check  mailed  to each  Series
1995-1 Certificateholder at such Certificateholder's  address appearing in the
Certificate  Register  without  presentation or surrender of any Series 1995-1
Certificate or the making of any notation thereon;  provided,  however,  that, with respect to Series 1995-1 Certificates  registered in the name of a Common
Depository,  such  distributions  shall be made to such Common  Depository  in immediately available funds.

      SECTION V.2  Monthly and Annual Certificateholders' Statement.

            (a)   Monthly  Series  1995-1  Certificateholders'  Statement.  At
least two Business  Days prior to each  Distribution  Date,  the Servicer will provide  to the  Master  Trust  Trustee  and  the  Paying  Agent,  and on each
Distribution  Date,  the Paying  Agent  shall  forward to each  Series  1995-1
Certificateholder  a Monthly  Servicer  Certificate  and Settlement  Statement
substantially  in the form of Exhibit B-1 prior to the 1990 Trust  Termination
Date or  substantially  in the  form of  Exhibit  B-2  after  the  1990  Trust
Termination  Date,  in each case with such changes as the Servicer  shall deem necessary  or  appropriate,  prepared by the  Servicer  and  delivered  to the
Master  Trust  Trustee  setting  forth,  among  other  things,  the  following information  which,  prior to the 1990 Trust  Termination  Date,  will include only the amounts  specified in (iii),  (iv), (v), (xi),  (xiv), (xv) and (xvi)
below,  and which, in the case of (i), (ii),  (iii),  (viii),  and (ix) below, shall be stated on the basis of an  original  principal  amount of $1,000  per
Series 1995-1 Certificate:

                  (i)   the  aggregate  amount of  Collections,  including the
      aggregate amount of Finance Charge  Collections and the aggregate amount of Principal Collections for the related Due Period;

                  (ii)  the Series 1995-1 Allocation Percentage,  the Floating
      Allocation  Percentage  and  the  Principal  Allocation  Percentage  (if
      applicable) for the related Due Period;

                  (iii) the  total  amount  to be  distributed  on the  Series
      1995-1 Certificates on such Distribution Date;

                  (iv)  the amount, if any, of such distribution  allocable to the Invested Amount;

                  (v)   the amount, if any, of such distribution  allocable to
      interest on the Series 1995-1 Certificates;

                  (vi)  Dealer Note Losses for the related Due Period;

                  (vii) the Draw Amount as of the related  Transfer  Date,  if any;

                  (viii)      the amount of the Investor  Charge-Offs  and the
      amount of reimbursement thereof as of the related Transfer Date;

                  (ix)  the amount of the  Investor  Servicing  Fee to be paid on such Distribution Date;

                  (x)   the  Controlled  Deposit  Amount for the  related  Due
      Period (if applicable);

                  (xi)  the  Invested  Amount  (after  giving  effect  to  all distributions that will occur on such Distribution Date);

                  (xii) the  aggregate  amount  of  Dealer  Notes and funds on deposit  in  each  of  the  Excess  Funding  Account,  Series  Principal
      Account,  Negative  Carry Reserve Fund and Spread  Account as of the end
      of the last day of the  related  Due  Period  (after  giving  effect  to payments and  adjustments  made  pursuant to  Article IV  of this Series
      Supplement and of the Agreement);

                  (xiii)      the  Available   Subordinated   Amount  and  the
      Negative Carry  Subordinated  Amount,  each as of the end of the related
      Transfer Date;

                  (xiv) with  respect to  Eligible  Investments  in the Series
      Principal  Account,  the Excess  Funding  Account,  the  Negative  Carry
      Reserve Fund and the Liquidity  Reserve  Account,  as of the last day of the  related  Due  Period,  the  aggregate  amount of funds  invested in
      Eligible  Investments in each such Series Account,  a brief  description of each  such  Eligible  Investment  and  amount  invested  in each such
      Eligible  Investment,  the  rate of  interest  applicable  to each  such
      Eligible Investment and the rating of each such Eligible Investment;

                  (xv)  the   Dealers   with   the  five   largest   aggregate
      outstanding  principal  amounts of Dealer Notes in the 1990 Trust or the
      Master  Trust,  as the case  may be,  as of the end of the  related  Due
      Period;

                  (xvi) the aggregate  outstanding  principal amount of Dealer
      Notes  issued to finance  OEM  Vehicles as of the end of the related Due
      Period;

                  (xvii)      the  percentages   and  all  other   information
      calculated  pursuant to Sections  6.01 and 7.01 to determine  whether an
      Early  Amortization  Event or an  Investment  Event,  respectively,  has occurred; and

                  (xviii)     the amount of Excess  Interest  Collections  and
      Investor Principal Collections treated as Shared Principal  Collections, each for the related Due Period,  and the amount of such Excess Interest
      Collections and Shared Principal Collections allocated to other Series.

            (b)   On  each   Distribution   Date   related  to  a  Due  Period
commencing prior to the 1990 Trust  Termination Date, the Master Trust Trustee
shall  furnish to the Paying Agent and the Paying Agent shall  forward to each
Series  1995-1  Certificateholder  the  statement to be delivered  pursuant to
Section 5.02(a) of the 1990 Trust Agreement.

            (c)   A copy of each  statement  provided  pursuant to subsections
(a) and (b) will be made  available  for  inspection  at the  Corporate  Trust
Office.

            (d)   Annual   Certificateholder's  Tax  Statement.  On  or  about
January 31 of each calendar  year,  beginning  with  calendar  year 1996,  the
Master Trust  Trustee shall furnish to the Servicer and Paying Agent a list of each Person who at any time during the  preceding  calendar  year was a Series
1995-1  Certificateholder  and received any payment thereon and the dates such
Person held a Series  1995-1  Certificate,  and the Paying Agent shall furnish to each such  Series  1995-1  Certificateholder  a  statement  prepared by the
Paying Agent  containing the information  prepared by the Master Trust Trustee which  is  required  to  be  contained  in  the  statement  to  Series  1995-1
Certificateholders  as  set  forth  in  Sections   5.02(a)(iii)-(a)(v)  above,
aggregated  for such calendar year or the  applicable  portion  thereof during which such Person was a Series  1995-1  Certificateholder,  together with such other  customary  information  as the Master  Trust  Trustee  or the  Servicer deems  necessary or desirable to enable the Series  1995-1  Certificateholders to prepare  their tax returns,  including  information  (to be supplied by the
Servicer to the Master Trust  Trustee)  regarding  original  issue discount on the Series 1995-1  Certificates,  if any. Such  obligation of the Paying Agent shall be  deemed to have  been  satisfied  to the  extent  that  substantially comparable  information shall be provided by the Master Trust Trustee pursuant to any  requirements  of the  Internal  Revenue  Code as from  time to time in effect.

                                  ARTICLE VI
                           EARLY AMORTIZATION EVENTS

      SECTION VI.1 Additional  Early  Amortization  Events.  The occurrence of any of the following  events shall,  immediately  upon the occurrence  thereof without  notice or other action on the part of the Master Trust Trustee or the
Series 1995-1 Certificateholders,  be deemed to be an Early Amortization Event solely with respect to Series 1995-1:

            (a)   the  earlier  of (i)  the  Transfer  Date on  which  (A) the cumulative  amount of draws from the Negative  Carry  Reserve Fund is equal to or greater than (B) an amount equal to or greater than (1) the Negative  Carry
Reserve Fund  Required  Amount as of the first  Transfer  Date  following  the occurrence  of an  Investment  Event (or,  if  earlier,  the date  immediately
preceding   the  Fully   Funded  Date)  plus  (2)  any   investment   earnings
attributable  to the  Negative  Carry  Reserve  Fund minus (3) the  product of
0.30% multiplied by the Invested Amount as of the preceding  Distribution Date and (ii)  subsequent to the Fully Funded Date, the date on which the amount on deposit  in the  Negative  Carry  Reserve  Fund is less  than or  equal to the
Minimum Negative Carry Required Amount;

            (b)   the  Invested  Amount is not reduced to zero by the Expected
Payment Date (other than after the Fully Funded Date); or

            (c)   the   United   States    government   or   any   agency   or
instrumentality  thereof files a notice of a lien under Internal  Revenue Code
ss.6323 or any  similar  statutory  provision  (including,  but not  limited to,
§302(f)  orss.4068 of  ERISA) on the  assets of NFC or NFSC  which is or may in the future be prior to the lien of the Master  Trust  Trustee or the assets of the  Master  Trust  (including,  without  limitation,  proceeds  of the Dealer
Notes).

                                  ARTICLE VII
                               INVESTMENT EVENTS

      SECTION VII.1  Investment  Events.  If any one of the  following  events shall occur:

            (a)   failure on the part of the Seller  (i) to make any  payment, distribution  or deposit  required  under the  Agreement  within five business days of the date  required  or (ii) to  observe  or  perform  in any  material respect any other  material  covenants  or  agreements  of the  Seller,  which continues  unremedied  for a period of 60 days  after  written  notice of such failure shall have been given to the Seller;

            (b)   any  representation  or warranty made by the Seller pursuant to the Agreement or any information  contained in the schedule of Dealer Notes delivered  thereunder  or this  Series  Supplement  shall  prove to have  been incorrect  in  any  material  respect  when  made  or  when  delivered,  which representation,  warranty or schedule,  or the circumstances or condition that caused such  representation,  warranty or schedule to be incorrect,  continues to be  incorrect  or uncured in any  material  respect for a period of 60 days after  written  notice of such  incorrectness  shall  have  been  given to the
Seller  and  as  a  result  of  which  the  interests  of  the  Series  1995-1
Certificateholders  are  materially  and  adversely  affected,  except that an
Investment  Event  shall not be deemed to occur if the Seller has  repurchased the related Dealer Notes or all such Dealer Notes, if applicable,  during such period in accordance with the provisions of the Agreement;

            (c)   after the 1990 Trust  Termination  Date,  the  Seller  shall become  legally  unable for any reason to transfer  Dealer Notes to the Master
Trust in accordance with the provisions of the Agreement;

            (d)   on any  Transfer  Date  related to a Due  Period  commencing after the 1990 Trust Termination Date, the Available  Subordinated  Amount for
such  Transfer  Date  will be  reduced  to an amount  less  than the  Required
Subordinated Amount;

            (e)   any Servicer  Termination  Event shall occur (i) which would have a material  adverse  effect on the Series 1995-1  Certificateholders  and
(ii) for which the Servicer has received a notice of termination;

            (f)   the  delivery  by the  Seller to the Master  Trust  Trustee, after the 1990 Trust  Termination  Date,  of a notice  stating that the Seller will no longer  continue to sell Dealer Notes to the Master  Trust  commencing on the date specified in such notice;

            (g)   after the 1990 Trust  Termination Date, the Average Coverage
Differential  shall be equal to or less than  negative two percent  (2.00%) on each of three consecutive Determination Dates;

            (h)   at the end of any  Due  Period  commencing  after  the  1990
Trust  Termination  Date, the Master Trust Seller's  Interest is reduced to an amount less than the Master  Trust  Minimum  Seller's  Interest and the Seller
has  failed to  assign  additional  Dealer  Notes to the  Master  Trust in the amount of such  deficiency  within ten Business Days following the end of such
Due Period;

            (i)   on any  Determination  Date after the 1990 Trust Termination
Date,  the  quotient  of (i)  the  product  of (a)  the  sum  of  Dealer  Note
Collections  for  each of the  related  Due  Period  and  the two  immediately preceding  Due  Periods  and (b)  four  divided  by  (ii)  the  daily  average
principal  amount  of  Dealer  Notes  outstanding   during  such  Due  Periods
("Turnover") is less than 1.7;

            (j)   on any  Determination  Date after the 1990 Trust Termination
Date,  the  quotient  of  (i) the  sum of Dealer  Note  Losses for each of the related  Due  Period  and the  five  immediately  preceding  Due  Periods  and
(ii) the sum of Principal  Collections  for each of the related Due Period and the five  immediately  preceding Due Periods,  is greater than or equal to one percent (1.00%);

            (k)   at any time  prior to the 1990  Trust  Termination  Date,  a
1990 Trust  Amortization Event occurs under the 1990 Trust with respect to the
Class A-4 Investor  Certificate  (other than a 1990 Trust  Amortization  Event that also  constitutes  an Early  Amortization  Event under the Master Trust), the Seller is required to repurchase the Class A-4 Investor  Certificate under
Section 2.06 of the 1990 Trust Agreement,  or the Scheduled Class Amortization
Date occurs with respect to the Class A-4 Investor Certificate;

            (l)   any of the  Seller,  NITC,  NIC or NFC shall file a petition commencing a voluntary case under any chapter of the federal  bankruptcy laws;
or the  Seller or NFC shall  file a  petition  or  answer or  consent  seeking
reorganization,   arrangement,  adjustment  or  composition  under  any  other similar  applicable  federal  law, or shall  consent to the filing of any such petition,  answer or consent;  or the Seller,  NITC, NIC or NFC shall appoint, or consent to the appointment of a custodian, receiver,  liquidator,  trustee, assignee,  sequestrator or other similar  official in bankruptcy or insolvency of it or of any substantial part of its property;  or the Seller, NITC, NIC or
NFC shall make an assignment  for the benefit of creditors,  or shall admit in writing its inability to pay its debts generally as they become due;

            (m)   any order for relief  against any of the Seller,  NITC,  NIC or NFC shall have been entered by a court having  jurisdiction in the premises under any chapter of the federal  bankruptcy  laws,  and such order shall have continued  undischarged  or unstayed for a period of 120 days;  or a decree or order by a court having  jurisdiction  in the premises shall have been entered approving as properly filed a petition  seeking  reorganization,  arrangement, adjustment,  or  composition  of the Seller,  NITC, NIC or NFC under any other similar  applicable federal law, and such decree or order shall have continued
undischarged  or unstayed for a period of 120 days;  or a decree or order of a court having  jurisdiction in the premises for the appointment of a custodian,
receiver,  liquidator,   trustee,  assignee,  sequestrator  or  other  similar
official in bankruptcy or  insolvency of the Seller,  NITC,  NIC or NFC of any substantial  part of their  property,  or for the winding up or liquidation of their  affairs,  shall have been entered,  and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days; and

            (n)   after the 1990 Trust Termination  Date,  failure on the part of NITC to make a deposit in the  Interest  Deposit  Account  required  by the terms of the Interest  Deposit  Agreement on or before the date occurring five
Business Days after the date such deposit is required by the Interest  Deposit
Agreement to be made;

then,  subject to applicable  law, and after the applicable  grace period,  if any, an  investment  event (an  "Investment  Event")  shall occur  without any notice or other  action on the part of the Master Trust  Trustee,  any Special
Servicer Agent, any Paying Agent, the Series 1995-1  Certificateholders or any
other Beneficiary, immediately upon the occurrence of such event.

                                 ARTICLE VIII
                            OTHER SERIES PROVISIONS

      SECTION VIII.1  Effect of Fully Funded Date; Conveyance of Dealer Notes.

            (a)   Notwithstanding  anything to the contrary in the  Agreement, upon the  occurrence  of the Fully  Funded Date,  after  giving  effect to all allocations, distributions,  withdrawals and deposits to be made on such date, the following  provisions of the Agreement shall no longer apply in respect of the Series 1995-1  Certificates to the Seller or the Servicer,  as applicable, the Series 1995-1 Certificates or the Series 1995-1 Certificateholders:

                  (i)   Section  2.01  (except  to the  extent it  relates  to
      amounts  received with respect to the 1990 Seller's  Certificate and all other rights of the Seller under the 1990 Trust  Agreement  and proceeds
      (including  "proceeds"  as  defined  in  Section  9-306 of the UCC as in effect  in the State of  Illinois)  thereof  on  deposit  in the  Series
      1995-1  Accounts on the Fully  Funded Date,  after giving  effect to all such allocations, distributions, withdrawals and deposits);

                  (ii)  Sections  2.02(a)  and  2.02(b)  (except to the extent they relate to amounts  received with respect to the Dealer  Notes,  any security interests in the Financed Vehicles,  Insurance  Proceeds,  1990
      Trust   Investment   Securities  and  1990  Trust  Accounts   (including
      "proceeds"  as defined  in Section  9-306 of the UCC as in effect in the
      State of Illinois)  thereof on deposit in the Series 1995-1  Accounts on the Fully Funded  Date,  after  giving  effect to all such  allocations, distributions, withdrawals and deposits);

                  (iii)  Section   2.05(a)(ii),   2.05(a)(iii),    2.05(a)(iv),
                         2.05(a)(v), 2.05(a)(vi), 2.05(a)(vii) and 2.05(a)(viii);

                  (iv)   Section 2.06;

                  (v)    Section  2.07  (except  to the  extent it  relates  to
                         Section 2.05(a)(i));

                  (vi)   Section 2.08;

                  (vii)  Section 2.09;

                  (viii) Section 3.01;

                  (ix)   Section 3.09;

                  (x)    Section 3.10;

                  (xi)   Section 4.03;

                  (xii)  Section 6.09;

                  (xiii) Section 7.06;

                  (xiv)  Section 8.06;

                  (xv)   Section 8.08;

                  (xvi)  Section 11.01(e); and

                  (xvii) Section 13.02.

            (b)   Upon the  later to occur of (i) the  Fully  Funded  Date and the making of all allocations,  distributions,  withdrawals and deposits to be made on such date and (ii) the date on which  each  other  Series is either no longer  outstanding  or the  fully  funded  date  has  occurred  with  respect thereto,  the Master Trust Trustee shall sell, assign and convey to the Seller or its designee,  without recourse,  representations  or warranty,  all right, title and  interest  of the Master  Trust in the Dealer  Notes,  whether  then existing  or  thereafter  created,  all  security  interests  in the  Financed
Vehicles  with  respect  thereto,  all  monies  due or to  become  due and all amounts  received  with respect  thereto and all proceeds  thereof  except for amounts on deposit in the  Collections  Account that are allocable to Investor
Certificates  and amounts on deposit in any Series  Account.  The Master Trust
Trustee   shall  execute  and  deliver  such   instruments   of  transfer  and
assignment,  in each case without recourse,  as shall be reasonably  requested by the  Seller to vest in the  Seller or its  designee  all  right,  title and interest which the Master Trust had in all such property.

      SECTION  VIII.2  Tax   Treatment.   The  Seller  has  entered  into  the
Agreement and this Series  Supplement and the Series 1995-1  Certificates have been  issued  with the  intention  that the Series  1995-1  Certificates  will qualify under  applicable tax law as indebtedness  secured by the Master Trust assets  attributable  to the Series 1995-1  Certificates.  The Seller and each
Series 1995-1  Certificateholder  and Certificate  Owner, by the acceptance of its Series  1995-1  Certificate  or  Book-Entry  Certificate,  as  applicable, agrees to treat the Series 1995-1 Certificates as indebtedness  secured by the
Master  Trust  assets  attributable  to the Series  1995-1  Certificates,  for
Federal  income  taxes,  state and local  income and  franchise  taxes and any other taxes imposed on or measured by income in whole or in part.

                                  ARTICLE IX
                              FINAL DISTRIBUTIONS

      SECTION IX.1 Sale of  Investors'  Interest  Pursuant to Section 2.07 of
the  Agreement;  Distributions  Pursuant  to  Section  2.03 or  12.03  of the
Agreement.

            (a)   The  amount  to be paid  by the  Seller  to the  Collections
Account with  respect to Series  1995-1 in  connection  with a purchase of the
Certificateholders'  Interest  pursuant to Section 2.07 of the Agreement shall equal  the  Reassignment  Amount  for  the  Distribution  Date on  which  such purchase occurs.

            (b)   With respect to the Reassignment  Amount, if any,  deposited into the  Collections  Account  pursuant to this  Section  9.01 of this Series
Supplement  or Section 2.07 of the  Agreement or any proceeds  deposited  into the Collections  Account  pursuant to Section  12.03(c) of the Agreement,  the
Master Trust Trustee shall,  not later than 12:00 noon, New York City time, on the  Distribution  Date on which such amounts are deposited  (or, if such date is not a Distribution  Date, on the immediately  following  Distribution Date)
(in the priority set forth below):  (i) first,  deposit the Invested Amount on such  Distribution  Date  into the  Series  Principal  Account,  (ii)  second, deposit  the amount of accrued and unpaid  interest  on the unpaid  balance of the Series 1995-1 Certificates in the Distribution  Account,  and (iii) third, pay the remainder of any such Reassignment Amounts to the Seller.

            (c)   Notwithstanding  any other provision to the contrary in this
Series Supplement or the Agreement,  the entire amount deposited in the Series
Principal  Account on a Distribution  Date pursuant to Section 9.01(b) and all other amounts on deposit  therein shall be  distributed  in full to the Series
1995-1  Certificateholders on such Distribution Date and any distribution made pursuant  to this  paragraph  (c) shall be  deemed to be a final  distribution pursuant to Section  12.03 of the  Agreement  with  respect to Series  1995-1;
provided,  however,  that  no such  distribution  shall  be  made on any  date occurring after the Fully Funded Date if, by reason of Section 8.01(a)(v),  no
Reassignment  Amount is required to be  deposited in the  Collections  Account with respect to Series 1995-1 on such Distribution Date.

      SECTION  IX.2  Distribution  of  Proceeds  of  Sale,   Disposition  or
Liquidation of the Dealer Notes Pursuant to Section 9.02 of the Agreement.

            (a)   Not  later  than  12:00  noon,  New York City  time,  on the
Distribution  Date  following  the date on which the  Insolvency  Proceeds are deposited  into the  Collections  Account  pursuant to Section  9.02(b) of the
Agreement,  the Master Trust Trustee  shall first (in each case,  after giving effect  to any  deposits  and  distributions  otherwise  to be  made  on  such
Distribution  Date)  deduct an  amount  equal to the  Invested  Amount on such
Distribution  Date from the portion of the  Insolvency  Proceeds  allocated to
Series Allocable  Principal  Collections and deposit such amount in the Series
Principal  Account;  provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency  Proceeds allocated to Series
Allocable  Principal  Collections  and (y)  100%  minus  the  Excess  Seller's
Percentage  with  respect to the  related  Due Period.  The  remainder  of the portion of the Insolvency  Proceeds  allocated to Series  Allocable  Principal
Collections  shall be  allocated  to the Master  Trust  Seller's  Interest and shall be distributed on such Distribution Date to the Seller.

            (b)   Not later  than  12:00  noon,  New York City  time,  on such
Distribution  Date, the Master Trust Trustee shall first (in each case,  after giving effect to any deposits and  distributions  otherwise to be made on such
Distribution  Date) deduct an amount equal to the sum of (i) Monthly  Interest for such Distribution  Date, (ii) any Monthly Interest  previously due but not distributed on a prior  Distribution Date and (iii) to the extent permitted by law,  interest at the  Certificate  Rate on Monthly  Interest that was due but not previously distributed to the Series 1995-1  Certificateholders on a prior
Distribution  Date, from the portion of the Insolvency  Proceeds  allocated to
Series  Allocable  Finance Charge  Collections  and deposit such amount in the
Distribution Account;  provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency  Proceeds allocated to
Series  Allocable  Finance  Charge  Collections  and (y) 100% minus the Excess
Seller's  Percentage with respect to the related Due Period.  The remainder of the portion of the Insolvency  Proceeds  allocated to Series Allocable Finance
Charge  Collections  shall be allocated to the Master Trust Seller's  Interest and shall be distributed on such Distribution Date to the Seller.

            (c)   Notwithstanding  anything  to the  contrary  in this  Series
Supplement  or the  Agreement,  the  entire  amount  deposited  in the  Series
Principal  Account and the Distribution  Account pursuant to this Section 9.02 and all other amounts on deposit  therein shall be  distributed in full to the
Series 1995-1  Certificateholders  on the Distribution Date on which funds are deposited  pursuant  to  this  Section  9.02  (or,  if not so  deposited  on a
Distribution  Date, on the immediately  following  Distribution  Date) and any distribution  made pursuant to this Section 9.02 shall be deemed to be a final distribution  pursuant  to  Section  12.03 of the  Agreement  with  respect to
Series 1995-1.

      SECTION  9.03  Early  Distributions  at  the  Option  of the  Investor
Certificateholder After the Fully Funded Date.

            (a)   Upon the  occurrence of any Investment  Event,  the Servicer shall give prompt  written  notice thereof to the Master Trust Trustee and the
Master   Trust    Trustee   shall   give   notice   to   the   Series   1995-1
Certificateholders  at their respective addresses appearing at the Certificate
Register.

            (b)   Each Series 1995-1  Certificateholder  may request the early distribution  (an "Early  Distribution")  of all or a portion of the  Invested
Amount  related to such  Certificateholder's  Series  1995-1  Certificates  by providing written notice (an "Early Distribution  Notice") to the Servicer and the Master Trust  Trustee in accordance  with Section 13.05 of the  Agreement.
Any such Early  Distribution  Notice  shall be provided  not less than 20 days prior to the third  Distribution  Date  following  the Fully  Funded Date (the
"Early  Distribution  Date") and shall be irrevocable  when so provided.  Each such  Early  Distribution  Notice  shall  specify  the  amount of the  Initial
Invested  Amount  related  to the  Series  1995-1  Certificates  owned by such
Series 1995-1  Certificateholder  (the "Early  Distribution  Initial  Invested
Amount")  with  respect  to  which  the  Early  Distribution  is to  be  made;
provided,  however, that any request for an Early Distribution with respect to a  portion  of  such  Certificateholder's  Invested  Amount  shall  only be in integral  multiples of $1,000.  Any Series 1995-1  Certificateholder  electing an Early  Distribution  shall surrender its Series 1995-1  Certificates to the
Master Trust Trustee within  two days of the Early Distribution Date.

            (c)   Upon  receipt  of an Early  Distribution  Notice by a Series
1995-1  Certificateholder  in accordance  with Section 9.03(b) and delivery of the Series 1995-1  Certificates  with respect to which the Early  Distribution
Amount is being  paid,  the Master  Trust  Trustee  shall  distribute  to such
Series 1995-1  Certificateholder,  on the Early  Distribution  Date, an amount equal to the product of (i) the result  obtained by dividing the amount of the
Early  Distribution  Initial  Invested Amount that is the subject of the Early
Distribution  Notice by the  Initial  Invested  Amount  and (ii) the  Invested
Amount  as of the  Early  Distribution  Date  (without  giving  effect  to the payments  required by this  Section  9.03) (the "Early  Distribution  Amount")
from the Series  Principal  Account in  accordance  with Section  4.10(d),  in addition  to making any other  payments  required to be made under this Series
Supplement in respect of the Series 1995-1  Certificates on such  Distribution
Date.

            (d)   In  addition,  on any Early  Distribution  Date,  the Master
Trust  Trustee shall  withdraw from the Negative  Carry Reserve Fund an amount equal to the  product of (x) the  amount of funds on  deposit in the  Negative
Carry Reserve Fund on such  Distribution  Date and (y) the result  obtained by
dividing   the   aggregate   Early   Distribution   Amounts   for  such  Early
Distribution  Date by the  Invested  Amount as such  Early  Distribution  Date
(without  giving effect to the payments  required by this Section  9.03),  and pay such amount to the Seller.

            (e)   The  payment  of  the  Early  Distribution   Amount  to  the
applicable Series 1995-1  Certificateholder  shall constitute  payment in full of the  Certificateholder  Initial  Invested  Amount  which was the subject of
such   Certificateholder's   Early   Distribution   Notice,   and  such  Early
Distribution  Initial  Invested Amount shall cease to accrue Monthly  Interest as  of  the  Distribution  Date.  If  less  than  the  aggregate  total  Early
Distribution  Initial Invested Amount is the subject of an Early Distribution, a new Series 1995-1 Certificate  representing the Early  Distribution  Initial
Invested  Amount  which was not  subject to such Early  Distribution  shall be issued to the applicable Series 1995-1 Certificateholder  without cost to such holder within 10 days after surrender of its Series 1995-1  Certificate to the
Master Trust Trustee.

                                   ARTICLE X
                           MISCELLANEOUS PROVISIONS

      SECTION X.1  Ratification  of Agreement.  As supplemented by this Series
Supplement,  the  Agreement is in all respects  ratified and confirmed and the
Agreement as so supplemented by this Series  Supplement  shall be read,  taken and construed as one and the same instrument.

      SECTION  X.2  Counterparts.  This Series  Supplement  may be executed in two or more counterparts  (and by different parties on separate  counterparts)
each  of  which  shall  be an  original,  but  all  of  which  together  shall constitute one and the same instrument.

--------------------------------------------------------------------------------
      SECTION X.3 GOVERNING  LAW. THIS SERIES  SUPPLEMENT  SHALL BE CONSTRUED,
AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE
DETERMINED,  IN  ACCORDANCE  WITH THE INTERNAL  LAWS OF THE STATE OF ILLINOIS,
WITHOUT  REFERENCE  TO  ITS  CONFLICT  OF  LAW  PROVISIONS,  EXCEPT  THAT  THE
OBLIGATIONS,  RIGHTS  AND  REMEDIES  OF THE  MASTER  TRUST  TRUSTEE  SHALL  BE
DETERMINED  IN  ACCORDANCE  WITH THE  INTERNAL  LAWS OF THE STATE OF NEW YORK,
WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS.

                                 [END OF PAGE]

                           [SIGNATURE PAGE FOLLOWS]

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            IN  WITNESS  WHEREOF,  the  Seller,  the  Servicer  and the Master
Trust Trustee have caused this Series  Supplement to be duly executed by their respective officers as of the day and year first above written.

                              NAVISTAR FINANCIAL SECURITIES CORPORATION
                                as Seller

                              By: /s/R. Wayne Cain
                                    ______________________________________
                                    R. Wayne Cain
                                    Vice President and Treasurer

                              NAVISTAR FINANCIAL CORPORATION
                                as Servicer

                              By: /s/R. Wayne Cain
                                    ______________________________________
                                    R. Wayne Cain
                                    Vice President and Treasurer

                              THE BANK OF NEW YORK
                                as Master Trust Trustee

                              By: /s/Erwin Soriano
                                    ______________________________________
                                    Erwin Soriano
                                    Assistant Treasurer